SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

UNITRIN, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of

2005

Annual Meeting

and Proxy Statement

One East Wacker Drive • Chicago, Illinois 60601

One East Wacker Drive

Chicago, Illinois 60601

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 4, 2005

The 2005 Annual Meeting of Shareholders of Unitrin, Inc. (the “Company” or “Unitrin”) will be held at 10:00 a.m. on Wednesday, May 4, 2005 at Bank One Center, One Bank One Plaza, 10 S. Dearborn Street (Plaza Level), Chicago, Illinois 60670. Attendees providing proper identification will be directed to the meeting room. The purpose of the Annual Meeting will be to:

(1)	Elect a Board of Directors;

(2)	Consider and vote on a proposal to approve the 2005 Restricted Stock and Restricted Stock Unit Plan; and

(3)	Consider and act upon such other business as may be properly brought before the meeting.

The Board of Directors has fixed March 14, 2005 as the record date for determining shareholders entitled to receive this notice and to vote at the Annual Meeting or any adjournments or postponements of the meeting. A list of shareholders as of the close of business on March 14, 2005 will be available for inspection at the Annual Meeting and for a period of ten days prior to May 4, 2005 during ordinary business hours at the Company’s executive offices located at One East Wacker Drive, Chicago, Illinois 60601.

By Order of the Board of Directors.

Scott Renwick

Secretary

Chicago, Illinois

March 28, 2005

Important: Whether or not you plan to attend the Annual Meeting, please fill in, sign and return the enclosed proxy card as promptly as possible in the postage-paid envelope provided. If you are a shareholder of record, you may also give a proxy by telephone or through the Internet by following the instructions printed on your proxy card.

PROXY STATEMENT FOR THE

2005 ANNUAL MEETING OF SHAREHOLDERS

The Company’s Board of Directors is furnishing you with this Proxy Statement to solicit proxies to be voted at the 2005 Annual Meeting of Shareholders. The Annual Meeting will be held at 10:00 a.m. on Wednesday, May 4, 2005 at Bank One Center, One Bank One Plaza, 10 S. Dearborn Street (Plaza Level), Chicago, Illinois 60670. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of our principal executive offices is One East Wacker Drive, Chicago, Illinois 60601. We began sending these proxy materials on or about March 28, 2005 to all shareholders entitled to vote at the 2005 Annual Meeting.

All properly executed proxy cards, and all properly completed proxies submitted by telephone or through the Internet, that are delivered in response to this solicitation will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is revoked before the meeting.

QUESTIONS AND ANSWERS ABOUT

THE ANNUAL MEETING AND VOTING

Proxy and Proxy Statement

What is a proxy?

A proxy is your legal appointment of another person to vote the stock you own. That other person is called a proxy. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated the Company’s Chairman and Chief Executive Officer, Richard C. Vie, and the Company’s Executive Vice President and Chief Financial Officer, Eric J. Draut, to act as proxies for the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you provide a proxy in the manner described in this Proxy Statement.

What is a Proxy Statement?

A Proxy Statement is a document that sets forth the information required by the federal securities laws and regulations administered by the Securities and Exchange Commission (“SEC”) which is intended to allow you to vote on an informed basis at the Annual Meeting.

Voting and Record Date

What am I being asked to vote on?

The following two proposals will be voted on at the Annual Meeting:

1.	Election of Directors (See pages 13–15 for a list of the Director Nominees); and

2.	Approval of the 2005 Restricted Stock and Restricted Stock Unit Plan.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote “FOR” each of the nominees to the Board and “FOR” approval of the 2005 Restricted Stock and Restricted Stock Unit Plan.

Who can vote?

You are entitled to vote at the Annual Meeting if you owned Unitrin common stock at the close of business on March 14, 2005. This date is called the record date.

How many shares of Unitrin stock are eligible to be voted at the Annual Meeting?

At the close of business on the record date of March 14, 2005, there were 68,997,446 shares of Unitrin common stock issued and outstanding. Accordingly, 68,997,446 shares of Unitrin common stock are eligible to be voted at the Annual Meeting. Unitrin had no other voting securities outstanding on March 14, 2005.

How many votes do I have?

Each share of Unitrin common stock that you owned on the record date entitles you to one vote. Your proxy card indicates the number of shares of Unitrin common stock that you owned on March 14, 2005 which are eligible to be voted at the Annual Meeting.

How do I vote in person?

If you owned Unitrin common stock in your own name on March 14, 2005, your name will appear on the list of record shareholders of the Company and, if you wish to attend in person, you will be admitted to the Annual Meeting and may vote by written ballot or by delivering a signed proxy card. However, if your shares are held in the name of a broker, bank or other institution, you must present written evidence at the Annual Meeting from the institution indicating that you were the beneficial owner of the shares on March 14, 2005 and that you have been authorized by that institution to vote your shares in person. This written evidence is generally called a “Legal Proxy” and should be submitted to the Company’s Secretary, Scott Renwick, prior to the commencement of the Annual Meeting.

How do I give a proxy to vote my shares?

How you give a proxy to vote your shares depends on whether you hold your shares of Unitrin common stock (i) as a “shareholder of record” or (ii) in “street name” through an institution, such as a stock brokerage firm or bank. The shares of a shareholder of record are registered with the Company’s transfer agent, Wachovia Bank, N.A., in the shareholder’s own name. Shares held in street name are registered with the Company’s transfer agent in the name of the stock brokerage firm or other institution (or the name of its nominee), but not in the shareholder’s own name. In this case, the institution maintains its own internal records showing the shareholder as the actual beneficial owner of the shares.

Shareholders of record: If you hold your shares of Unitrin common stock as a shareholder of record (or through the Company’s employee 401(k) savings plan), you may give a proxy to vote your shares by one of the following methods:

•	Complete, sign and date the enclosed proxy card and return it no later than the commencement of the Annual Meeting in the postage-paid envelope provided;

•	Call the toll-free telephone number on the proxy card and follow the recorded instructions no later than 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 3, 2005;

•	Access the proxy voting website identified on the proxy card and follow the instructions no later than 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 3, 2005; or

•	Attend the Annual Meeting in person and deliver a signed proxy or ballot to one of the ushers when requested to do so.

The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders who wish to give proxy voting instructions over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from internet service providers and telephone companies. In addition, in choosing among the available alternatives for proxy voting, shareholders should be aware that there may be some risk that a vote either by telephone or over the Internet might not be properly recorded or counted because of an unanticipated electronic malfunction. As described above, please note that the ability of shareholders of record to submit voting instructions by telephone and over the Internet ends at 3:00 p.m. Eastern Daylight Saving Time on the day before the Annual Meeting. The reason for this cut off is to allow for the timely assembly and tabulation of telephonic and internet voting instruction data.

Shares held in street name: If you hold your shares of Unitrin common stock in street name through an institution, the institution generally will supply you with its own form of proxy card requesting you to provide your voting instructions in writing or, in some cases, by telephone or over the Internet. Following its receipt of your voting instructions, the institution will be authorized to provide a proxy to the Company to vote your shares in accordance with your instructions.

How will my proxy be voted?

If you properly sign your proxy card and timely send it to Wachovia Bank, N.A., or timely deliver your voting instructions by telephone or the Internet, the individuals named on your proxy card (i.e. the designated proxies) will be authorized to vote your shares as you have directed. With respect to Proposal 1 regarding the election of directors, you are given the choice of voting for all nominees for director or withholding authority to vote for some or all nominees. With respect to Proposal 2, you are given the choice of voting “FOR” or “AGAINST,” or to “ABSTAIN” from voting.

If you sign the proxy card but do not make specific choices, the designated proxies will vote your shares as recommended by the Company’s Board of Directors. The Board of Directors recommends that you vote in favor of all of the nominees in Proposal 1, and in favor of Proposal 2.

What is the effect of marking the proxy card to withhold authority in the election of directors?

A proxy card that has been marked to “withhold authority” with respect to one or more nominees for director will be considered as part of the voting power present with respect to the election of directors and will have the effect of a vote against any such nominees.

What is the effect of marking the proxy card to abstain from voting on Proposal 2?

A proxy card marked “ABSTAIN” from voting on Proposal 2 will be treated as present for purposes of determining a quorum and counted as votes cast against the proposal.

What are broker non-votes and how might they affect voting?

Broker non-votes can occur in some instances when a stockbroker holding securities in street name for its customer does not receive voting instructions from the customer. In these cases, the applicable New York Stock Exchange rules (the “Rules”) governing stockbrokers allow brokers to exercise discretionary voting power with respect to some matters (called “discretionary” matters) but not others (called “non-discretionary” matters), depending on the subject matter of the proposal being voted upon. Under the Rules, Proposal 1 involves a discretionary matter for brokers, and a broker not receiving voting instructions from a customer generally will be free to cast a vote in its discretion as to this matter. Proposal 2 involves a non-discretionary matter under the Rules, and so a broker not receiving voting instructions from a customer on this matter may not vote in its discretion on Proposal 2. In such case, if a broker cannot use its discretion to vote a share, the resulting non-vote will be used to determine quorum only, and will have no other effect on voting.

How will voting on any other business be conducted?

The Company’s management is aware of no business that may come before the Annual Meeting other than the voting on Proposals 1 and 2 as described in this Proxy Statement. However, if any other business should properly come before the Annual Meeting, your proxy card will authorize the persons named in the proxy to vote on any such matters in their discretion.

May I revoke my proxy or change my voting instructions?

If you are a shareholder of record, you may revoke your proxy or change your voting instructions as follows:

•	Deliver to Wachovia Bank, N.A. another signed proxy card with a later date anytime prior to the commencement of the Annual Meeting;

•	Notify Unitrin’s Secretary, Scott Renwick, in writing prior to the commencement of the Annual Meeting that you have revoked your proxy;

•	Call the toll-free telephone number on the proxy card and re-vote anytime prior to 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 3, 2005;

•	Access the proxy voting website identified on the proxy card and re-vote anytime prior to 3:00 p.m. Eastern Daylight Saving Time on Tuesday, May 3, 2005; or

•	Attend the Annual Meeting in person and deliver a new signed proxy or ballot to one of the ushers when requested to do so.

If you own your shares of Unitrin common stock in street name, you should contact your stockbroker or other institution holding your shares to determine the procedures, if any, for revoking or changing your voting instructions. Please refer to the discussion under the above question “How do I give a proxy to vote my shares?” regarding shareholders of record and shares held in street name.

If I plan to attend the Annual Meeting, should I give my proxy?

Whether or not you plan to attend the Annual Meeting, we urge you to give a proxy. Returning your proxy card or giving voting instructions by telephone or through the Internet will not affect your right to attend the Annual Meeting and vote in person. However, giving a proxy will ensure that your shares are represented at the Annual Meeting in the event that you are unable to attend.

What does it mean if I receive more than one proxy card?

If your Unitrin shares are held under different names or in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular proxy card.

Quorum and Required Vote

What is a quorum?

In order to conduct business at the Annual Meeting, a quorum must be present; that is, a majority of Unitrin’s common stock outstanding as of the record date must be represented in person or by proxy at the Annual Meeting. If you properly submit a proxy, your shares covered by that proxy will be counted towards a quorum.

How many votes are required to elect the Nominees for the Board of Directors?

If a quorum is present, directors are elected by the vote of the holders of a majority of the Company’s outstanding stock having voting power present, in person or by proxy, at the Annual Meeting.

How many votes are required to approve Proposal 2?

If a quorum is present, the outcome of Proposal 2 will be determined by the vote of the holders of a majority of the Company’s outstanding stock having voting power present, in person or by proxy, at the Annual Meeting.

Shareholder Proposals, Nominations and Communications

May a shareholder nominate someone at the Annual Meeting to be a director of Unitrin or bring any other business before the Annual Meeting?

The Company’s Amended and Restated Bylaws (“Bylaws”) require advance notice to the Company if a shareholder intends to attend an annual meeting of shareholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a shareholder of record within the time period established in the Bylaws and described in each year’s proxy statement. The deadline for notices in relation to the 2005 Annual Meeting has expired and the Company did not receive any such notices during the prescribed notice period. Accordingly, no such director nominations or other business proposed from the floor of the 2005 Annual Meeting will be in order. The procedures for shareholder nominations and other proposals relating to the 2006 Annual Meeting are summarized below in the answers to the following two questions.

How can a shareholder nominate someone to be a director of Unitrin or bring any other business before the 2006 Annual Meeting?

In accordance with the advance notice requirements of the Bylaws described above, if a shareholder of record wishes to nominate directors or bring other business to be considered by shareholders at the 2006 Annual Meeting, such proposals must be made in writing to the Company no later than March 6, 2006 and no earlier than February 3, 2006. However, if the date of the 2006 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2005 Annual Meeting (i.e., May 4, 2006), then such nominations and proposals must be delivered in writing to the Company no earlier than 90 days prior to the 2006 Annual Meeting and no later than the close of business on the later of (i) the 60th day prior to the 2006 Annual Meeting, or (ii) the 10th day following the day on which public announcement of the date of the 2006 Annual Meeting is first made.

All shareholder proposals and notices should be submitted to Scott Renwick, Secretary, Unitrin, Inc., One East Wacker Drive, Chicago, Illinois 60601.

Please note that these requirements relate only to matters intended to be proposed from the floor of the 2006 Annual Meeting. They are separate from certain SEC requirements which must be met in order to have shareholder proposals included in the Company’s Proxy Statement, as described immediately below.

When are shareholder proposals due so that they may be included in Unitrin’s Proxy Statement for the Annual Meeting of Shareholders to be held in 2006?

Pursuant to regulations of the SEC, shareholders who intend to submit proposals for inclusion in the Company’s proxy materials for the 2006 Annual Meeting must do so no later than November 28, 2005. Certain other SEC requirements must also be met to have a shareholder proposal included in the Company’s Proxy Statement. In addition, these requirements are independent of the advance notice requirements of the Company’s Bylaws described immediately above. Under SEC rules in effect on the date of this Proxy Statement, shareholder nominations of persons for election to the Board of Directors are not eligible for inclusion in the Company’s proxy materials. All shareholder proposals and notices should be submitted to Scott Renwick, Secretary, Unitrin, Inc., One East Wacker Drive, Chicago, Illinois 60601.

How may a shareholder communicate with the Board of Directors?

Shareholders may communicate with the Board of Directors by calling the Unitrin Corporate Responsibility Hotline at 888-217-7925 or submitting a report or inquiry online at www.tnwinc.com/webreport.

The Hotline is managed by an independent company, and reports can be made anonymously or confidentially. Communications addressed to the non-management directors as a group will be directed to the Chairman of the Nominating & Corporate Governance Committee.

Cost of Proxy Solicitation

What are the costs of soliciting these proxies and who pays them?

The Company has retained the services of W.F. Doring & Co., Inc. (“Doring”) to aid in the solicitation of proxies. Doring estimates that its fees and expenses for these services will not exceed $15,000. The Company will bear the total expense of the solicitation which will include, in addition to the amounts paid to Doring, amounts paid to reimburse banks, brokerage firms and others for their expenses in forwarding solicitation material. Although the principal solicitation of proxies is being made by mail, additional proxy solicitation may be made through direct communication with certain shareholders or their representatives by directors, officers and employees of the Company and its subsidiaries, who will receive no additional compensation for such solicitation.

Additional Information about Unitrin and Householding Requests

Where can I find more information about Unitrin?

Unitrin files annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, amendments to those reports, and other information with the SEC. The public can obtain copies of these materials by visiting the SEC’s Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549, by calling the SEC at 800-SEC-0330, or by accessing the SEC’s website at www.sec.gov. In addition, as soon as reasonably practicable after such materials are filed with or furnished to the SEC, the Company makes copies available to the public free of charge (other than access charges by internet service providers) on or through its website at www.unitrin.com. You also may obtain these materials and additional information regarding Unitrin as follows:

•	Contact Unitrin Investor Relations by telephone at 312-661-4930, or by e-mail at investor.relations@unitrin.com.

•	Write to Unitrin at One East Wacker Drive, Chicago, Illinois 60601, Attention: Investor Relations.

How may shareholders with the same address request delivery of either single or multiple copies of the proxy statement?

If you share an address with another shareholder, you may have received only one Proxy Statement unless you provided contrary instructions. This is commonly referred to as “householding.” If you wish, you may request a separate copy from the Company at the address or phone number noted above. Similarly, if you and another shareholder sharing your address received multiple copies of this Proxy Statement, you may request a single copy for future deliveries of communications from the Company at the address or phone number listed above.

CORPORATE GOVERNANCE

The Company has adopted the following guidelines, charters and codes, which are posted on the Company’s website (www.unitrin.com) in the Corporate Governance section. Copies of these documents may also be obtained free of charge by request to the Company at the address or phone number listed in the preceding section.

•	Corporate Governance Guidelines

•	Charters of the Committees of the Board of Directors

•	Audit Committee

•	Compensation Committee

•	Nominating & Corporate Governance Committee

•	Code of Business Conduct and Ethics

•	Code of Ethics for Financial Executives

The Code of Ethics for Financial Executives applies to its principal executive officer, principal financial officer, principal accounting officer and controller. The Company intends to disclose future amendments to, and any waivers from (though none are anticipated), the Code of Ethics for Financial Executives in the Corporate Governance section on its website.

OWNERSHIP OF UNITRIN COMMON STOCK

Directors and Executive Officers

The following table shows the beneficial ownership of the Company’s common stock (“Common Stock”) as of March 14, 2005 (unless otherwise indicated) by: (i) each director, including directors who are also executive officers; (ii) each other executive officer named in the Summary Compensation Table beginning on page 26 (“named executive officers”); and (iii) all directors and executive officers as a group. To the Company’s knowledge, the beneficial owner has both sole voting and sole dispositive powers with respect to the shares listed opposite his or her name, unless otherwise indicated.

Name	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Directors
James E. Annable	51,239	(b)	*
Eric J. Draut—Executive Vice President & Chief Financial Officer	261,301	(b)	*
Donald V. Fites	5,000	(b)	*
Douglas G. Geoga	26,596	(b)	*
Reuben L. Hedlund	14,000	(b)	*
Jerrold V. Jerome	323,257	(b)	*
William E. Johnston, Jr.	30,764	(b)	*
Wayne Kauth	9,819	(b)	*
Fayez S. Sarofim	4,809,601	(b),(c)	6.97%
Donald G. Southwell—President & Chief Operating Officer	297,848	(b)	*
Richard C. Vie—Chairman of the Board & Chief Executive Officer	1,088,346	(b),(d)	1.56%
Ann E. Ziegler	19,550	(b)	*
Named Executive Officers (other than Messrs. Vie, Southwell and Draut listed above)
Edward J. Konar—Vice President	54,141	(b)	*
Scott Renwick—Senior Vice President, General Counsel & Secretary	143,173	(b)	*
Directors and All Executive Officers as a Group (17 persons)	7,287,973	(e)	10.36%

(a)

Based on the number of shares outstanding on the record date, March 14, 2005, plus shares deemed outstanding pursuant to rules of the SEC that are attributable to vested stock options (see notes (b) and (e) below). An asterisk in this column indicates ownership of less than 1% of the outstanding Common Stock. Each outstanding share of Common Stock includes an attached right under the Company’s shareholder rights plan adopted August 4, 2004 (the “Rights Plan”). Among other provisions of the Rights Plan, if any person or group beneficially owns 15% or more (22% or more in the case of the Company’s existing stockholder, Singleton Group LLC, and certain related persons) of the Common Stock without approval of the Board of Directors, then each shareholder (other than the non-approved acquirer and its affiliates and transferees) would be entitled to buy Common Stock having twice the market value of the exercise price of the rights, which has been set at $150.00.

(b)	Shares shown for the directors and the named executive officers include shares which they have the right to acquire as of March 14, 2005 or within 60 days thereafter through the exercise of stock options. The number of such shares for each of such persons is as follows: Annable (24,894); Draut (205,744); Fites (0); Geoga (24,596); Hedlund (12,000); Jerome (6,342); Johnston (26,764); Kauth (4,000); Sarofim (0); Southwell (209,028); Vie (581,569); Ziegler (16,000); Konar (27,646); and Renwick (111,784).

(c)	Based upon information as of December 31, 2004 contained in an amendment to a Schedule 13G filed jointly with the SEC by Mr. Sarofim and Fayez Sarofim & Co., Mr. Sarofim may be deemed to be the beneficial owner of 4,809,601 shares of Common Stock. Of such shares, Mr. Sarofim reported sole voting and dispositive powers as to 2,024,670 shares, shared voting power as to 2,463,399 shares, and shared dispositive power as to 2,784,931 shares. Substantially all of the shares which are not subject to sole voting and dispositive powers are held in accounts managed by Fayez Sarofim & Co. (of which Mr. Sarofim is the Chairman of the Board, President, a director, and the majority shareholder) or by its wholly-owned subsidiaries, Sarofim Trust Co. and Sarofim International Management Company, or are owned directly by Sarofim International Management Company for its own account. Fayez Sarofim & Co. maintains policies which preclude Mr. Sarofim from exercising voting and dispositive powers with respect to Common Stock held in accounts managed by Fayez Sarofim & Co. and its subsidiaries. Shares shown also include 9,968 shares held in trusts for which Mr. Sarofim is a trustee, and with respect to which he disclaims beneficial ownership. Mr. Sarofim’s mailing address is Two Houston Center, Suite 2907, Houston, Texas 77010.

(d)	Shares shown for Mr. Vie include 15,834 shares held by a trust, the trustee of which is his wife. Mr. Vie disclaims beneficial ownership of such shares.

(e)	Shares shown for directors and all executive officers as a group include shares beneficially owned by (i) all directors, (ii) all named executive officers, and (iii) all other executive officers of the Company. Such shares include shares that any such director or executive officer has the right to acquire as of March 14, 2005 or within 60 days thereafter through the exercise of stock options.

Certain Beneficial Owners

The following table shows the beneficial ownership of Common Stock by each person, other than the Company’s directors and executive officers shown above, known by the Company to be the beneficial owner of more than five percent of the outstanding Common Stock. To the Company’s knowledge, the beneficial owner has both sole voting and sole dispositive powers with respect to the shares listed opposite the beneficial owner’s name, unless otherwise indicated.

Name and Address	Amount and Nature of Beneficial Ownership		Percent of Class(a)
Singleton Group LLC	13,600,520	(b)	19.7%
11661 San Vicente Blvd., Suite 915 Los Angeles, California 90049
Ronya Kozmetsky	4,072,420	(c)	5.9%
P.O. Box 2253 Austin, Texas 78768
Barclays Global Investors, NA, Barclays Global Fund Advisors and Barclays Global Investors, Ltd.	3,945,751	(d)	5.7%
45 Fremont Street San Francisco, CA 94105

(a)	Based on the number of shares outstanding on the record date, March 14, 2005. Each outstanding share of Common Stock includes an attached right under the Company’s Rights Plan. See footnotes (a) and (b) to the table in the above section entitled “Directors and Executive Officers.”

(b)	The following information is based on a Schedule 13D/A filed with the SEC on March 22, 2005 (the “Schedule 13D/A”). The Singleton Group LLC (“LLC”) directly owns 13,600,520 shares of Common Stock. Caroline W. Singleton is the trustee and beneficial owner of a trust that has a membership interest in the LLC. William W. Singleton also is the trustee and beneficiary of a trust that has a membership interest in the LLC. Caroline W. Singleton and William W. Singleton disclaim beneficial interest of the Common Stock held by the LLC, except to the extent of their pecuniary interests therein.

As reported in the Schedule 13D/A, the LLC and Caroline W. Singleton, William W. Singleton and Donald E. Rugg, as managers of the LLC, share voting and dispositive power with respect to the shares of Common Stock held by the LLC.

In addition to the Common Stock held by the LLC, the Schedule 13D/A reports that Donald E. Rugg has sole voting and dispositive powers with respect to 266 shares of Common Stock. As a result of such shares beneficially owned outside of the LLC, Donald E. Rugg may be deemed a beneficial owner of 13,600,786 shares of Common Stock, which constitutes 19.7% of the Common Stock.

(c)	Based upon information as of December 31, 2004 contained in a Schedule 13G filed by Ronya Kozmetsky with the SEC, Ms. Kozmetsky is the beneficial owner of 4,072,420 shares of Common Stock, of which she has sole voting and dispositive powers.

(d)	Based upon information as of December 31, 2004 contained in a Schedule 13G filed with the SEC, Barclays Global Investors, NA, Barclays Global Fund Advisors and Barclays Global Investors, Ltd. beneficially own an aggregate of 3,945,751 shares of Common Stock, as to which the owner has sole dispositive powers and which includes 3,697,090 shares as to which the owner has sole voting powers. Of such aggregate ownership: Barclays Global Investors, NA beneficially owns 1,039,025 shares, as to which it has sole dispositive powers and which includes 804,223 shares as to which it has sole voting powers; Barclays Global Fund Advisors beneficially owns 2,842,928 shares, as to which it has sole dispositive powers and which includes 2,835,869 shares as to which it has sole voting powers; and Barclays Global Investors, Ltd. beneficially owns 63,798 shares, as to which it has sole dispositive powers and which includes 56,998 shares as to which it has sole voting powers.

The address of the principal business office of Barclays Global Investors NA and Barclays Global Fund Advisors is 5 Fremont Street, San Francisco, CA 94105. The address of the principal business office of Barclays Global Investors, Ltd. is Murray House, 1 Royal Mint Court, London, EC3N 4HH.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Exchange Act”) requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC reports of ownership and reports of changes in ownership of such securities. Directors, executive officers and greater than ten percent shareholders are required to furnish the Company with copies of all the reports they file under Section 16(a). Based on the Company’s knowledge of stock transfers, its review of copies of reports filed under Section 16(a) and written representations by persons furnished to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and more than ten percent beneficial owners were complied with for the fiscal year ended December 31, 2004.

PROPOSAL 1:

ELECTION OF DIRECTORS

Election

Twelve directors are to be elected at the Annual Meeting to serve for a term of one year or until the election of their successors. If any of the persons named below declines or is unable to serve as a director (which is not anticipated), the designated proxies listed on the proxy card reserve full discretion to vote for any or all other persons as may be nominated.

Business Experience of Nominees

The following is a summary of the business experience during the last five years of each person nominated to be a director of the Company:

James E. Annable, 61, has been a director of the Company since November 1993. Dr. Annable serves as Economic Advisor to the President of JPMorgan Chase Corporation and Secretary to the Federal Advisory Council of the Board of Governors of the Federal Reserve Board. Prior to these positions, Dr. Annable was Senior Vice President and Director of Economics of Bank One Corporation from July 1999 through June 2001. Prior to June 2001, Dr. Annable served as a Senior Vice President and Chief Economist of Bank One Corporation and its predecessors.

Eric J. Draut, 47, has been a director of the Company since February 2002 at which time he was elected Executive Vice President. Mr. Draut is the Company’s Chief Financial Officer, a position he has held since February 1997. Mr. Draut was a Senior Vice President of the Company from February 1999 until February 2002, and served as Treasurer from April 1992 until February 2002. Mr. Draut was a Vice President between October 1997 and February 1999, and Controller from February 1990 until February 1997.

Donald V. Fites, 70, has been a director since November 2004. From 1990 until his retirement in 1999, Mr. Fites served as chairman and chief executive officer of Caterpillar Inc., a global manufacturer of construction and mining equipment and engines. Mr. Fites currently serves as a member of the Board of Directors of Georgia-Pacific Corporation, Wolverine Worldwide, AK Steel Corporation and Oshkosh Truck Corporation.

Douglas G. Geoga, 49, has been a director of the Company since February 2000. Mr. Geoga is the President of Global Hyatt Corporation. Since November 2002, Mr. Geoga has served as the President of Hyatt Corporation and the President of AIC Holding Co., the parent corporation of Hyatt International Corporation, both privately-held subsidiaries of Global Hyatt Corporation which collectively operate the Hyatt chain of full-service hotels throughout the world. In addition, since January 2000, he has served as the President of Hospitality Investment Fund, L.L.C., a privately-held firm engaged in making investments in lodging and hospitality companies and projects. Prior to that, Mr. Geoga held a variety of positions with Hyatt Hotels & Resorts, including serving as its President from 1994 until January 1, 2000.

Reuben L. Hedlund, 68, has been a director of the Company since November 1993. He has been a managing director or partner of the Chicago law firm of Hedlund & Hanley, LLC (and its predecessor firms) for more than the last five years.

Jerrold V. Jerome, 75, is a retired executive of the Company and has been a director of the Company since February 1990. He was President and Chief Executive Officer from February 1990 through February 1992, Vice Chairman of the Company’s Board of Directors from March 1992 through January 1994, and Chairman of the Company’s Board of Directors from February 1994 through December 1998, at which time he retired as an employee.

William E. Johnston, Jr., 64, has been a director of the Company since October 1997. Until August 2004, Mr. Johnston served as President de Conseil de Surveillance and as a director of Salins Europe, a privately-held European salt company in which he was an investor. Mr. Johnston was President, Chief Operating Officer and a director of Morton International, Inc., a manufacturer of specialty chemicals and salt, from October 1995 until June 2000 when he retired. From June 1999 until June 2000, he was also Senior Vice President of Rohm & Haas Company, a Philadelphia-based specialty chemical company which acquired Morton International, Inc. in 1999.

Wayne Kauth, 71, has been a director of the Company since March 2003. Mr. Kauth has been an independent consultant to the financial services industry, specializing in the life/health and property/casualty insurance fields, for more than the past five years. Mr. Kauth is a retired partner of Ernst & Young, LLP where he specialized in accounting and auditing matters for the insurance industry and was the firm’s National Insurance Technical Director. Mr. Kauth holds both the Chartered Property & Casualty Underwriter and Chartered Life Underwriter designations and is a fellow of the Life Management Institute. As a Certified Public Accountant, Mr. Kauth has served on a number of committees and working groups for the American Institute of Certified Public Accountants and National Association of Insurance Commissioners.

Fayez S. Sarofim, 76, has been a director of the Company since March 1990. He has been Chairman of the Board and President of Fayez Sarofim & Co., a registered investment advisor, for more than five years. He is also a director of Argonaut Group, Inc., a provider of specialty property and casualty insurance products, and Kinder Morgan, Inc., an energy services provider.

Donald G. Southwell, 53, has been a director of the Company since February 2002 at which time he was elected President and Chief Operating Officer of the Company. Prior to that, Mr. Southwell was a Senior Vice President of the Company between February 1999 and February 2002, and a Vice President between May 1998 and February 1999. Mr. Southwell served as the President of the Company’s Insurance Operations from October 1999 until February 2002. From March 1996 until October 1999, Mr. Southwell served as the head of the Unitrin Life and Health Insurance Group.

Richard C. Vie, 67, has been a director of the Company since March 1990, and has served as Chairman of the Board of Directors since January 1999 and Chief Executive Officer since March 1992. Mr. Vie also served as the Company’s President from March 1992 until February 2002.

Ann E. Ziegler, 46, has been a director of the Company since November 2001. Ms. Ziegler serves as a Senior Vice President of Sara Lee Corporation, a global branded consumer packaged goods company, and as Chief Financial Officer and Senior Vice President Administration of the Sara Lee Bakery Group. From November 2000 to March 2003, Ms. Ziegler served as Senior Vice President, Corporate Development, of Sara Lee Corporation. Prior to November 2000, Ms. Ziegler was in the corporate development and acquisitions area of Sara Lee Corporation for more than five years. Ms. Ziegler currently is a member of the Board of Directors of Delta Galil Industries, Ltd., a global manufacturer of apparel.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF ALL TWELVE NOMINEES FOR DIRECTOR.

Director Independence

The majority of the Board of Directors is comprised of independent directors in accordance with the Corporate Governance Standards in Section 303A of the Listed Company Manual (“Listing Standards”) of the New York Stock Exchange (“NYSE”). Based upon its review and discussion of the applicable independence rules and the factual information derived from the questionnaires and affirmations completed by the individual directors, the Board of Directors determined affirmatively that Messrs. Annable, Fites, Geoga, Hedlund, Johnston and Kauth and Ms. Ziegler have no material relationships with the Company and that each is independent under the NYSE Listing Standards.

Meetings and Committees of the Board of Directors

The Company’s Board of Directors met four times during 2004.

The Board of Directors has four committees: the Executive Committee, the Audit Committee, the Compensation Committee and the Nominating & Corporate Governance Committee. The following table shows Board Committee membership and the number of meetings held in 2004:

Executive Committee	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
James E. Annable Jerrold V. Jerome *	Donald V. Fites *** Douglas G. Geoga	James E. Annable * Donald V. Fites ***	James E. Annable Donald V. Fites ***
Fayez S. Sarofim ** Richard C. Vie	Reuben L. Hedlund William E. Johnston, Jr. * Wayne Kauth Ann E. Ziegler	Douglas G. Geoga William E. Johnston, Jr. Wayne Kauth	Reuben L. Hedlund * Ann E. Ziegler
2 meetings held in 2004	8 meetings held in 2004	2 meetings held in 2004	4 meetings held in 2004
*	Committee Chairman
**	Mr. Sarofim joined this committee effective August 4, 2004.
***	Mr. Fites joined these committees effective November 16, 2004.

In 2004, each director attended at least 75% of the meetings of the Board of Directors and Board committees on which such director served. Under the Company’s Policy on Director Attendance at Annual Meetings, all directors are expected to attend annual meetings of the Company’s shareholders unless unavoidable obligations or other circumstances prevent their attendance. Each of the directors then in office attended the 2004 Annual Meeting of Shareholders.

The non-management directors of the Board of Directors meet regularly in executive session. The Chairman of the Nominating & Corporate Governance Committee presides at these executive sessions.

Executive Committee—May exercise all powers and authority of the Board of Directors in the management of the business of the Company except for certain powers which, under Delaware law, may be exercised only by the full Board of Directors.

Audit Committee—Assists the Board of Directors in fulfilling its oversight responsibilities with respect to: (a) the integrity of the Company’s financial statements; (b) the Company’s compliance with legal and regulatory requirements; (c) the independent auditors’ qualifications, independence and performance; and (d) the performance of the Company’s internal audit function. The Audit Committee is a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Among other things, the Audit Committee has the sole responsibility to retain, evaluate, terminate and replace the Company’s independent auditors, including prior approval of the audit engagement fees and terms. The Board of Directors has determined that each member of the Audit Committee is independent and financially literate in accordance with the NYSE Listing Standards, that each member of the Audit Committee meets the independence requirements for audit committee membership under the SEC rules, and that Mr. Johnston, Chairman of the Audit Committee, is qualified as an audit committee financial expert under the SEC rules. The Audit Committee Charter is attached as Appendix A to this Proxy Statement and posted on the Company’s website (www.unitrin.com) in the Corporate Governance section.

Compensation Committee—Assists the Board of Directors in discharging its responsibilities with respect to the Company’s executive and director compensation plans, policies and programs by performing the following duties: (a) setting the cash compensation of the Company’s executives, including its executive officers; (b) reviewing and making recommendations to the Board of Directors on director compensation; (c) administering the Company’s 1990, 1997 and 2002 Stock Option Plans and the 1995 Non-Employee Director Stock Option Plan; (d) setting the performance criteria for, and annually approving, bonuses under the Incentive Bonus Plan; and (e) selecting executives and other key employees of the Company and its subsidiaries or affiliates and other individuals eligible to receive stock options pursuant to the Company’s 1997 and 2002 Stock Option Plans. The Board of Directors has determined that each member of the Compensation Committee is independent in accordance with the

NYSE Listing Standards. The Compensation Committee Charter is posted on the Company’s website (www.unitrin.com) in the Corporate Governance section.

Nominating & Corporate Governance Committee—Assists the Board of Directors in discharging its responsibilities with respect to the following: (a) identifying potential candidates qualified to become Board members and recommending to the Board director nominees in connection with each annual meeting of shareholders; (b) developing and recommending principles and guidelines for corporate governance, business conduct and ethics to the Company’s Board of Directors; (c) leading the Board of Directors in its annual review of the Board’s performance; and (d) recommending to the Board director nominees for each Board committee. The Board of Directors has determined that each member of the Nominating & Corporate Governance Committee is independent in accordance with the NYSE Listing Standards. The Nominating & Corporate Governance Committee Charter is posted on the Company’s website (www.unitrin.com) in the Corporate Governance section.

Selection of Board Nominees

In accordance with its charter, the Nominating & Corporate Governance Committee recommends a full slate of nominees for director for election each year at the annual shareholders meeting. As needed to fill actual or anticipated vacancies on the Board of Directors, the Nominating & Corporate Governance Committee recruits, screens and interviews candidates, and conducts reasonable inquiries into each candidate’s background, qualifications and independence in accordance with the NYSE listing standards. The Nominating & Corporate Governance Committee is authorized to retain legal, accounting or other advisors, including search firms to identify director candidates.

As Mr. Fites was initially appointed to the Board of Directors in November 2004, he has not previously been a nominee for election by the Company’s shareholders. Mr. Fites was recommended to the Nominating & Corporate Governance Committee by Mr. Vie, the Company’s Chief Executive Officer. Acting on this recommendation, the Nominating & Corporate Governance Committee evaluated Mr. Fites on the basis of the factors described below and recommended to the Board of Directors that he be added to its membership.

The Nominating & Corporate Governance Committee evaluates potential nominees for director against the following standards:

•	The highest ethical standards and integrity.

•	Must be willing and able to devote sufficient time to the work of the Board.

•	Must be willing and able to represent the interests of shareholders as a whole rather than those of special interest groups.

•	No conflicts of interest that would interfere with performance as a director.

•	A reputation for working constructively with others.

•	A history of achievement at a high level in business or the professions that reflects superior standards.

•	Possess qualities that contribute to the Board’s diversity.

The Company will consider recommendations by shareholders that are made in writing, addressed to Unitrin’s Corporate Secretary and include (1) the candidate’s name, address and telephone number; (2) a brief biographical description of the candidate, including his or her occupation for the last five years and a statement of the qualifications of the candidate to serve as director; and (3) the candidate’s signed consent to serve as a director if elected and to be named in the Company’s proxy statement as a nominee. The Nominating & Corporate Governance Committee will consider shareholder recommendations using the same standards it uses to assess all other candidates for director.

Director Compensation

The following table shows compensation to members of the Board of Directors who are not employed by the Company.

Board of Directors
Annual Member Fee	$30,000
Annual Option Grant*	Options to purchase 4,000 shares of Common Stock
Meeting Attendance Fee	$ 1,500 for each Board Meeting attended
Executive Committee
Annual Member Fee	$ 8,000
Annual Chairman Fee	$ 8,000 plus Annual Member Fee
Audit Committee
Annual Member Fee	$12,000
Annual Chairman Fee	$12,000 plus Annual Member Fee
Meeting Attendance Fee	$ 1,000 for each Audit Committee Meeting attended on a day other than a day when the Board of Directors meets
Compensation Committee
Annual Member Fee	$ 5,000
Annual Chairman Fee	$ 5,000 plus Annual Member Fee
Nominating & Corporate Governance Committee
Annual Member Fee	$ 5,000
Annual Chairman Fee	$10,000 plus Annual Member Fee

*

Under the Company’s 1995 Non-Employee Director Stock Option Plan, as amended and restated (the “Director Option Plan”), a director who (i) first becomes a director after November 1, 1993 and is not an employee of the Company or any subsidiary of the Company, or (ii) has retired as an employee of the Company or a subsidiary of the Company, is eligible to receive grants of options to purchase the Company’s Common Stock. The Director Option Plan provides that such eligible directors automatically receive at the conclusion of each Annual Meeting a grant of options to purchase 4,000 shares of Common Stock. Upon becoming a director, each new member of the Board of

Directors who is not employed by the Company receives an option covering 4,000 shares of Common Stock under the Director Option Plan.

All directors are reimbursed for travel expenses incurred in attending Board of Directors and Board Committee meetings.

REPORT OF THE AUDIT COMMITTEE

The Securities and Exchange Commission rules require the Company to include in its Proxy Statement a report of the Audit Committee of the Board of Directors. The following report concerns the Audit Committee and its activities regarding the Company’s financial reporting and auditing processes.

The Audit Committee consists of the following members of the Company’s Board of Directors: William E. Johnston, Jr. (Chairman), Donald V. Fites, Douglas G. Geoga, Reuben L. Hedlund, Wayne Kauth and Ann E. Ziegler.

The role of the Audit Committee is one of oversight, and does not include conducting audits or determining whether the financial statements are complete and accurate. The responsibility for the completeness and accuracy of the Company’s financial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting rests with the Company’s management. It is the responsibility of the Company’s independent public accountant to perform an audit of, and to express an opinion on, whether the Company’s annual financial statements are fairly presented in accordance with generally accepted accounting principles, the effectiveness of the Company’s internal control over financial reporting, and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. The responsibility of the Audit Committee is to review and monitor these processes on behalf of the Board of Directors.

In this context, the Audit Committee has reviewed and discussed with management and Deloitte & Touche LLP, the Company’s independent public accountant for the fiscal year ended December 31, 2004, the Company’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting. The Audit Committee has also discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, §AU 380). The Audit Committee has received from and discussed with Deloitte & Touche LLP its written disclosures and letter regarding its independence required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed with the firm its independence, and has verified with the firm its registration with the Public Company Accounting Oversight Board. The Audit Committee has considered whether the provision of any services by Deloitte & Touche LLP as described in this Proxy Statement is compatible with maintaining the independence of Deloitte & Touche LLP.

In reliance upon these reviews and discussions, and the report of the independent public accountant, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the year ended December 31, 2004 be included in the Company’s Annual Report on Form 10-K for that year for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE OF THE BOARD

OF DIRECTORS OF UNITRIN, INC.

William E. Johnston, Jr.—Chairman

Donald V. Fites

Douglas G. Geoga

Reuben L. Hedlund

Wayne Kauth

Ann E. Ziegler

INDEPENDENT PUBLIC ACCOUNTANTS

Independent Public Accountant Fees for 2004 and 2003

The registered public accounting firm of Deloitte & Touche LLP served as the Company’s independent public accountant for and during the years ended December 31, 2004 and 2003. The following table provides information regarding the fees for professional services rendered by Deloitte & Touche LLP for 2004 and 2003.

	2004	2003
Audit Fees	$3,619,000	$1,327,000
Audit-Related Fees	38,750	117,090
Tax Fees	43,726	9,180
All Other Fees	—	—

Total Fees	$3,701,476	$1,453,270

Audit Fees in 2004 and 2003 included fees for services provided for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Form 10-Q reports, as well as other services normally provided by the independent public accountant in connection with statutory and regulatory filings for those fiscal years. Audit Fees increased in 2004 primarily as a result of additional services rendered to provide an opinion on the effectiveness of the Company’s internal control over financial reporting and an opinion on management’s assessment of the effectiveness of the Company’s internal control over financial reporting.

Audit-Related Fees in 2004 related to services provided in connection with the Company’s readiness for compliance with the internal control requirements mandated by the Sarbanes-Oxley Act of 2002. Audit-Related Fees in 2003 related to the issuance of a comfort letter in connection with the Company’s sale of 4.875% Senior Notes due November 10, 2010 under a shelf registration statement on Form S-3 filed by the Company with the SEC on May 9, 2002, and services rendered in connection with the Sarbanes-Oxley internal control requirements.

Tax Fees in 2004 related to services provided in connection with securing tax credits, the majority of which were performed prior to 2004. Tax Fees in 2003 related to tax compliance.

Pre-Approval of Services

Under its charter, the Audit Committee has sole authority to retain, evaluate, terminate and replace the Company’s independent public accountant, including the prior approval of audit engagement fees and terms, as well as prior approval of all permitted non-audit engagements with the independent public accountant. Prior approval of non-audit services may be delegated to the Chairman of the Audit Committee. No non-audit services provided to the Company by the independent public accountant in 2004 or 2003 were approved by the Audit Committee under the de minimus exception provided in Rule 2.01(c)(7)(i)(C) of SEC Regulation S-X.

Selection of Independent Public Accountant for 2005

The Audit Committee selected the registered public accounting firm of Deloitte & Touche LLP to serve as the independent public accountant to audit the Company’s financial statements for 2005. It is expected that representatives from Deloitte & Touche LLP will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to respond to appropriate questions.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee of the Company’s Board of Directors consists of James E. Annable, Donald V. Fites, Douglas G. Geoga, William E. Johnston, Jr. and Wayne Kauth. None of these individuals is a current or former officer or employee of the Company or any of its subsidiaries.

As described elsewhere in this Proxy Statement, one of the Company’s directors, Mr. Sarofim, is the Chairman of the Board, President, a director, and the majority shareholder of Fayez Sarofim & Co. (“FS&C”), a registered investment advisory firm. Certain of the Company’s insurance company subsidiaries and FS&C are parties to agreements under which FS&C provides investment management services to these subsidiaries. In addition, FS&C provides investment management services with respect to certain funds of the Company’s pension plans. The agreements governing these arrangements are terminable by either party at any time on 30 days advance written notice.

Under these investment advisory arrangements, FS&C is entitled to a fee calculated and payable quarterly based upon the fair market value of the assets under management. At December 31, 2004, the Company’s subsidiaries and the Company’s pension plans had approximately $171.7 million and $75.7 million, respectively, in assets with FS&C for investment management. During 2004, the Company’s subsidiaries and the Company’s pension plans paid $0.6 million in the aggregate to FS&C.

With respect to the Company’s 401(k) Savings Plan, one of the alternative investment choices afforded to participating employees is the Dreyfus Appreciation Fund, an open-end, diversified management investment fund (the “Fund”). FS&C provides investment management services to the Fund as a sub-investment advisor. According to published reports filed by FS&C with the SEC, the Fund pays monthly fees to FS&C according to a graduated schedule computed at an annual rate based on the value of the Fund’s average daily net assets. The Company does not compensate FS&C for services provided to the Fund. As of December 31, 2004, Company employees participating in the Company’s 401(k) Savings Plan had allocated approximately $26.9 million for investment in the Fund, representing approximately 12% of the total amount invested in the Company’s 401(k) Savings Plan.

The Company believes that the transactions described above have been entered into on terms no less favorable than could have been negotiated with unrelated third parties.

REPORT OF THE COMPENSATION COMMITTEE

The Securities and Exchange Commission rules require the Company to include in its Proxy Statement a report of the Compensation Committee of the Board of Directors on executive compensation. The following report concerns the Compensation Committee’s executive compensation policies and the bases for the 2004 compensation paid to the Company’s executive officers, including its Chief Executive Officer.

The Compensation Committee oversees the Company’s executive compensation program consistent with the long-standing Company philosophy that employees, including senior executives, should receive fair and competitive direct compensation, a reasonable package of employee benefits and few additional perquisites. The Company provides each executive officer with compensation consisting principally of cash salary and bonus intended to motivate and reward superior performance and stock options intended to align management incentives with shareholder interests. In reviewing the compensation provided to the Company’s executive officers, the Compensation Committee considers the total value and cost to the Company of the cash and equity compensation provided.

In its review of the Company’s compensation practices and philosophy, the Compensation Committee has considered the compensation practices of a peer group of similar-sized companies. The Compensation Committee has also reviewed the shareholder returns produced by the Company in comparison with similar companies. The Company’s performance has been discussed in the context of the provision of effective incentives, their size, form, and target group, to encourage high performance. Particular attention has been paid to longer-term equity incentives. The Compensation Committee has reviewed the Company’s option program and its success in encouraging share ownership by senior executives. The Compensation Committee has utilized the services of an independent consultant to provide information regarding peer companies and assistance in reviewing the Company’s performance and its compensation practices and goals.

The Company does not provide its executive officers with employment contracts. The Company has entered individual severance agreements with the named executive officers which provide various severance benefits following termination of employment under specified circumstances following or in anticipation of a change in control. Such agreements are not employment contracts and do not provide for other compensation or severance under any other circumstances. The severance agreements are described in more detail in the Proxy Statement section captioned “Change of Control Arrangements” on page 36.

Cash compensation provided to the executive officers consists of base salary and bonuses, which may include performance-based or discretionary bonuses. Executive officers currently are eligible to receive stock options under the Unitrin, Inc. 1997 and 2002 Stock Option Plans. In addition, the Company’s executive officers are eligible for employee benefits generally consistent with those provided to other full-time salaried employees.

Base salaries of the Company’s executive officers depend on the Compensation Committee’s subjective assessment of the individual officer’s work performance with respect to such officer’s normal job responsibilities. In its compensation deliberations for 2004, the Compensation Committee considered salary data for a group of insurance and diversified financial services companies. While the Compensation Committee noted this data in establishing the base salary compensation of the Company’s Chief Executive Officer for 2004, such data was not determinative of his compensation, and the Compensation Committee did not target a specific level within the range of such data for his 2004 compensation. Similarly, such data was noted in establishing the compensation of the Company’s other executive officers but was not determinative.

Based on attainment of designated corporate performance criteria, the Company’s executive officers other than the principal accounting officer are eligible to receive cash bonuses under the terms of the Company’s Incentive Bonus Plan (“Incentive Bonus Plan”). For 2004, the participating executive officers were eligible for cash bonuses of up to either 35% or 70% of their base salaries based on formulas which were adopted by the Compensation Committee at its February 2004 meeting and which related to growth in revenues and operating earnings of designated Company operating units. All bonuses shown in the Summary Compensation Table for 2004 are formula bonuses under the Incentive Bonus Plan, except that the 2004 bonus shown for Mr. Southwell includes a discretionary bonus of $100,000.

The Compensation Committee endorses the concept that the interests of the executive officers are more closely aligned with those of the shareholders through the award of stock options. The number of stock options granted to executive officers, including the Chief Executive Officer, is determined by the Compensation Committee’s subjective evaluation of the particular officer’s ability to influence the long-term growth and profitability of the Company, given his particular job responsibilities. In light of the Chief Executive Officer’s overall responsibility for the Company’s operations and financial results, he would ordinarily be deemed to have the greatest ability to influence the long-term growth and profitability of the Company and would therefore generally receive a greater number of options than the other executive officers. In determining the number of stock options to grant a particular officer, the Compensation Committee also takes into account the number of options already held by such officer. While the Compensation Committee encourages long-term ownership of the Company’s stock by the executive officers, it has no predetermined goal for a particular level of stock ownership by such officers. The Compensation Committee notes that the executive officers of the Company have maintained a significant level of equity ownership in the Company, and that such ownership is primarily attributable to the Company’s stock option program.

Although the type and terms of options granted under these Plans may vary, each option granted by the Compensation Committee in 2004 was a non-qualified option with an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant, with a term of ten years, and which becomes exercisable in four equal annual installments beginning six months after the date of grant. In addition, each option grant in 2004 was accompanied by a tandem stock appreciation right which entitles the holder to surrender all or a portion of an unexercised vested option in exchange for shares of Common Stock having an aggregate value equal to the embedded gain in the surrendered option.

To the extent practicable and consistent with the objectives and underlying philosophy of the executive compensation program, the Compensation Committee intends executive compensation to be deductible for federal income tax purposes. Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to a public company for compensation in excess of $1 million paid to its chief executive officer and any of its four other most highly compensated executive officers. Under Section 162(m) and the regulations and interpretations promulgated thereunder, certain performance-based compensation (“Performance-Based Compensation”) is specifically exempt from the deduction limit of Section 162(m). All outstanding stock options that have been granted to the Company’s executive officers through the end of 2004 are exempt from Section 162(m) because they qualify as Performance-Based Compensation, and therefore are not subject to the deduction limit thereunder. The Incentive Bonus Plan was designed to qualify as a Performance-Based Compensation program under Section 162(m) in order to preserve the Company’s federal income tax deduction for bonuses paid thereunder.

The Compensation Committee has reviewed the overall compensation programs of the Company, as well as the performance of the Company and the cash and equity compensation provided to the Company’s executive officers. The Compensation Committee believes that the compensation provided to each of the executive officers is reasonable, competitive and consistent with the Company’s compensation philosophy and objectives of incenting and rewarding superior performance and serving the best interests of shareholders.

COMPENSATION COMMITTEE OF THE

BOARD OF DIRECTORS OF UNITRIN, INC.

James E. Annable—Chairman

Donald V. Fites

Douglas G. Geoga

William E. Johnston, Jr.

Wayne Kauth

UNITRIN EXECUTIVE OFFICERS

The following summarizes the business experience over the last five years of the Company’s executive officers, other than Messrs. Vie, Southwell and Draut whose business experience is described above in the section entitled “Business Experience of Nominees.” The executive officers serve at the pleasure of the Board of Directors.

David F. Bengston, 56, was elected as a Vice President of the Company in April 1992, and served as Treasurer between February 1990 and April 1992.

John M. Boschelli, 36, was elected Treasurer of the Company in February 2002. Before becoming Treasurer, Mr. Boschelli served as the Assistant Treasurer of the Company’s wholly-owned subsidiary, Unitrin Services Company, from December 1997 through April 2002.

Edward J. Konar, 48, was elected as a Vice President of the Company in January 2001. Since October 2002, Mr. Konar has served as Vice President of Corporate Administration. Mr. Konar joined the Company in March 1990 as Tax Director and served in that capacity from that time until October 2002.

Scott Renwick, 53, was elected as a Senior Vice President of the Company in February 2002, and has served as General Counsel since February 1999, Secretary since May 1996, and was Counsel between January 1991 and February 1999.

Richard Roeske, 44, was elected as a Vice President of the Company in January 2001, and has served as Chief Accounting Officer since August 1999. Mr. Roeske joined the Company in January 1990 as Manager of External Financial Reporting. He became the Company’s Assistant Controller in April 1992 and Corporate Controller in February 1997.

EXECUTIVE OFFICER COMPENSATION AND BENEFITS

Summary Compensation Table

The following table shows the compensation paid to the Company’s Chief Executive Officer and four other most highly compensated executive officers serving during the year ended December 31, 2004.

	Annual Compensation(a)			Long Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($)(b)	Securities Underlying Options (#)(c)	All Other Compensation ($)(d)
Richard C. Vie	2004	1,000,000	550,000	683,742	6,150
Chairman of the Board &	2003	1,000,000	542,000	524,582	6,000
Chief Executive Officer	2002	987,500	50,000	410,011	5,500

Donald G. Southwell	2004	731,250	512,500	202,913	6,150
President & Chief	2003	656,250	365,850	119,119	6,000
Operating Officer	2002	581,250	75,000	112,679	5,500

Eric J. Draut	2004	537,500	302,500	123,092	6,150
Executive Vice President &	2003	481,250	290,500	80,848	6,000
Chief Financial Officer	2002	406,250	134,375	67,046	5,500

Scott Renwick	2004	366,250	206,250	53,648	6,150
Senior Vice President,	2003	330,000	184,280	45,910	6,000
General Counsel & Secretary	2002	290,000	40,000	39,799	5,500

Edward J. Konar	2004	214,250	59,950	42,290	6,150
Vice President,	2003	198,000	55,013	24,804	6,000
Corporate Administration	2002	179,750	40,000	19,203	5,500

(a)	The Annual Compensation columns reflect all salary and bonus earned for the respective years, including any amounts deferred at the election of a named executive officer under the Company’s Non-Qualified Deferred Compensation Plan (“Deferred Compensation Plan”). The Company does not fund or make profit-sharing or matching contributions under the Deferred Compensation Plan. Participants in the Deferred Compensation Plan have an unsecured contractual commitment by the Company to pay the amounts deferred in accordance with their elections under the plan.

(b)	Cash bonuses are listed for the year earned, but in most cases are paid in the following year. All bonuses shown for 2004 are formula bonuses paid under the Incentive Bonus Plan, except that the 2004 bonus shown for Mr. Southwell includes a discretionary bonus of $100,000. All bonuses shown for 2003 are formula bonuses paid under the 1998 Bonus Plan. No formula bonuses were paid under the 1998 Bonus Plan for 2002, except to Mr. Draut, whose annual bonus total for such year includes both formula and discretionary bonuses. Messrs. Vie, Southwell, Draut, Renwick and Konar received discretionary bonuses of $50,000, $75,000, $60,000, $40,000 and $40,000, respectively, for 2002.

(c)	All options reflected in this column were granted pursuant to the Unitrin, Inc. 1990, 1997 and 2002 Stock Option Plans and include automatic grants of restorative options and, in the case of grants made pursuant to the 2002 Stock Option Plan, tandem stock appreciation rights. (See footnote (a) to the table in the section captioned “Equity Compensation Plan Information” beginning on page 28, and footnote (a) to the table captioned “Option/SAR Grants in 2004 Fiscal Year” beginning on page 29.)

(d)	The amounts shown in this column represent Company matching contributions to the named executive officers’ accounts under the Company’s 401(k) Savings Plan.

In 2002, 2003 and 2004, each named executive officer was eligible to receive a physical examination at the Company’s cost, and to use the dining and meeting rooms of a private business club, the membership fees of which were paid by the Company. The highest annual total cost to the Company for these benefits was approximately $2,000 per individual during these years. The named executive officers are provided with cell phones, computers, internet service and access lines and other electronic office equipment at the Company’s cost to be used for Company business, which may be used incidentally for personal business at immaterial incremental cost to the Company.

The named executive officers are eligible for benefits under the Company’s tax-qualified Pension Plan, as are all full-time salaried employees of the Company meeting age and service-based eligibility requirements. In addition, the named executive officers are eligible for benefits under a related, non-qualified supplemental executive pension plan. The Company does not make or allocate contributions to these pension plans on behalf of specific eligible participants. These pension benefits are described in more detail below under the heading “Pension Plans” beginning on page 35, including the table captioned “Annual Pension Benefits—2005 Estimates”.

Under plans that are available generally to all full-time salaried employees and which do not discriminate in scope, terms or operation in favor of executive officers, the named executive officers (i) receive at the Company’s cost basic life and accident insurance coverage in an amount equal to the individual’s annual base salary up to a maximum of $400,000, business travel insurance in an amount based on the individual’s annual base salary up to a maximum of $200,000, and short term disability coverage for up to 26 weeks; and (ii) are eligible to participate in the Company’s employee benefit plans which provide typical offerings such as health and dental insurance, health and dependent care reimbursement accounts, supplemental life, accident and disability insurance, as well as a 401(k) Savings Plan which includes a Company match feature.

Equity Compensation Plan Information

The Company maintains the Unitrin, Inc. 1990 Stock Option Plan, the Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan, the Unitrin, Inc. 1997 Stock Option Plan, and the Unitrin, Inc. 2002 Stock Option Plan.

The following table gives information about equity awards under the Company’s above-mentioned stock option plans as of December 31, 2004:

	(a)	(b)	(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (a)
Equity compensation plans approved by security holders	5,302,180	38.17	3,464,024
Equity compensation plans not approved by security holders	0	0	0

Total	5,302,180	38.17	3,464,024

(a)	The Company’s stock option plans include provisions to automatically grant restorative stock options (“Restorative Options”) to replace shares of previously-owned Common Stock that an exercising option holder surrenders, either actually or constructively, in order to satisfy the exercise price and/or tax withholding obligations relating to the exercise. Restorative Options are subject to the same terms and conditions as the original options, including the expiration date, except that the exercise price of a Restorative Option is equal to the fair market value of Common Stock on the date of its grant. Restorative Options cannot be exercised until six months after the date of grant. The grant of a Restorative Option does not result in an increase in the total number of shares and options held by an option holder, but changes the mix of the two. A Restorative Option is intended to enable an option holder to remain in essentially the same economic position with respect to potential appreciation of the Common Stock as if he or she had continued to hold the original option unexercised. Each option granted under the 2002 Stock Option Plan, and each grant under the 1997 Stock Option Plan beginning in 2005, is coupled with a tandem stock appreciation right (SAR). A SAR entitles the holder to surrender all or a portion of an unexercised vested option in exchange for shares of Common Stock having an aggregate value equal to the embedded gain in the surrendered option.

Option/SAR Grants in 2004 Fiscal Year

Name	Individual Grants					Grant Date Value
	Number of Securities Underlying Options/SARs Granted (#)(a)		Percent of Total Options/SARs Granted to Employees in 2004	Exercise Price ($/s)(b)	Expiration Date	Grant Date Present Value ($)(c)
Richard C. Vie	200,000	*	9.65	44.37	02/03/2014	1,245,220.00
	17,329		0.84	43.85	02/05/2013	55,260.45
	17,418		0.84	43.38	02/05/2013	52,429.92
	8,290		0.40	43.50	05/14/2007	25,022.54
	37,542		1.81	38.78	05/03/2010	100,991.73
	16,516		0.80	40.98	05/14/2007	49,011.23
	85,340		4.12	41.68	05/05/2009	257,573.19
	35,648		1.72	41.90	05/03/2010	108,159.60
	13,017		0.63	42.20	05/14/2007	39,777.35
	12,200		0.59	42.47	02/01/2005	37,519.88
	16,239		0.78	42.47	05/14/2007	49,941.42
	29,911		1.44	42.60	05/14/2007	92,269.45
	34,409		1.66	42.60	05/03/2010	106,144.88
	32,790		1.58	43.61	05/05/2009	104,842.75
	30,303		1.46	41.86	02/05/2013	93,002.94
	2,516		0.12	43.50	05/03/2010	8,209.20
	44,216		2.13	43.50	05/05/2009	144,267.96
	41,193		1.99	46.05	05/02/2011	147,433.87
	8,865		0.43	46.05	05/05/2009	31,728.72

Donald G. Southwell	70,000	*	3.38	44.37	02/03/2014	484,162.00
	6,248		0.30	43.85	05/03/2010	23,252.56
	728		0.04	43.85	05/01/2006	2,709.32
	12,172		0.59	43.85	02/05/2013	45,299.32
	694		0.03	41.42	05/01/2006	2,437.19
	243		0.01	40.68	05/01/2006	838.13
	17,707		0.85	39.45	05/01/2006	60,804.07
	19,025		0.92	39.45	05/05/2009	65,329.95
	1,207		0.06	42.34	05/01/2006	4,484.73
	6,971		0.34	41.86	05/01/2006	25,179.25
	5,638		0.27	41.86	05/03/2010	20,364.46
	12,636		0.61	41.86	02/05/2013	45,641.23
	760		0.04	41.50	05/03/2010	2,616.07
	2,030		0.10	41.50	05/13/2008	6,987.67
	27,578		1.33	43.07	05/01/2006	97,427.56
	14,959		0.72	43.07	05/13/2008	52,847.16
	1,503		0.07	45.83	05/01/2006	5,650.08
	1,521		0.07	46.32	05/01/2006	5,778.89
	1,293		0.06	48.90	05/01/2006	5,471.72

Name	Individual Grants					Grant Date Value
	Number of Securities Underlying Options/SARs Granted (#)(a)		Percent of Total Options/SARs Granted to Employees in 2004	Exercise Price ($/s)(b)	Expiration Date	Grant Date Present Value ($)(c)

Eric J. Draut	50,000	*	2.41	44.37	02/03/2014	345,830.00
	4,939		0.24	44.45	05/05/2009	18,632.38
	8,588		0.41	44.45	02/05/2013	32,398.23
	3,846		0.19	39.19	05/14/2007	13,119.48
	3,940		0.19	39.19	05/05/2009	13,440.13
	285		0.01	39.19	05/14/2007	972.19
	13,079		0.63	39.19	05/13/2008	44,615.08
	978		0.05	42.26	05/13/2008	3,627.01
	2,213		0.11	42.68	05/13/2008	8,150.04
	8,923		0.43	42.68	02/05/2013	32,861.62
	1,408		0.07	43.50	05/13/2008	5,080.20
	644		0.03	45.83	05/14/2007	2,420.92
	7,907		0.38	45.83	05/03/2010	29,723.99
	16,342		0.79	45.83	05/13/2008	61,432.85

Scott Renwick	25,000	*	1.21	44.37	02/03/2014	172,915.00
	3,343		0.16	39.45	05/03/2010	11,479.53
	4,627		0.22	39.45	02/05/2013	15,888.66
	2,377		0.11	41.70	05/14/2007	8,698.39
	8,633		0.42	41.70	05/05/2009	31,591.60
	1,526		0.07	43.08	05/13/2008	5,672.60
	4,436		0.21	43.08	02/05/2013	16,489.94
	1,601		0.08	47.10	01/31/2006	6,185.30
	2,105		0.10	47.10	05/05/2009	8,132.46

Name	Individual Grants					Grant Date Value
	Number of Securities Underlying Options/SARs Granted (#)(a)		Percent of Total Options/SARs Granted to Employees in 2004	Exercise Price ($/s)(b)	Expiration Date	Grant Date Present Value ($)(c)

Edward J. Konar	10,000	*	0.48	44.37	02/03/2014	69,166.00
	748		0.04	43.95	01/31/2006	2,790.11
	3,445		0.17	41.09	01/31/2006	12,321.39
	3,335		0.16	41.09	05/14/2007	11,927.96
	1,363		0.07	41.09	05/13/2008	4,874.91
	494		0.02	41.09	05/02/2011	1,766.84
	2,120		0.10	41.09	05/03/2010	7,582.39
	1,801		0.09	41.09	02/05/2013	6,441.46
	1,818		0.09	41.33	02/05/2013	6,483.53
	879		0.04	42.37	05/13/2008	3,213.62
	277		0.01	42.37	05/03/2010	1,012.71
	86		0.00	42.37	05/02/2011	314.42
	1,503		0.07	45.76	05/02/2011	5,641.36
	100		0.00	47.00	01/31/2006	385.52
	4,679		0.23	47.00	05/13/2008	18,038.48
	3,553		0.17	47.00	05/03/2010	13,697.53
	6,089		0.29	47.00	05/02/2011	23,474.31

(a)	Grants in this table marked with an asterisk represent awards made to the named executive officers by the Compensation Committee in 2004. Grants not so marked represent Restorative Options. All options granted in 2004 were non-qualified options for federal income tax purposes. All options granted to the named executive officers under the Unitrin, Inc. 1990, 1997 and 2002 Stock Option Plans include the right to receive Restorative Options in defined circumstances. All options granted under the 2002 Stock Option Plan also include tandem SARs. For further discussion of Restorative Options and SARs, please refer to footnote (a) of the table in the section captioned “Equity Compensation Plan Information” beginning on page 28.

(b)	Exercise prices were set in all cases at the fair market value of the Company’s Common Stock on the date of grant.

(c)	The Black-Scholes option pricing model was used to estimate the fair value of each option/SAR on the grant date. The assumptions used in the pricing model were as follows: (i) the expected dividend yield used was between 4.64% and 4.66% for 2004; (ii) the weighted-average expected volatility used was between 20.0% and 25.3% for 2004; (iii) the weighted-average risk-free interest rate used was the average yield on zero coupon U.S. Government securities with a maturity comparable to the expected life of each option; and (iv) the expected lives of the options ranged between 1 to 7 years. The Company’s use of the Black-Scholes model should not be viewed as a forecast of the future performance of the Common Stock.

Aggregated Option/SAR Exercises in 2004 Fiscal Year,

and Fiscal Year-End Option/SAR Values

	Shares Acquired On Exercise (#)(a)	Value Realized ($)(b)	Number of Securities Underlying Unexercised Options/SARs at FY-End(#)		Value of Unexercised In-the-Money Options/SARs at FY-End($)(c)
Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Richard C. Vie	687,692	4,940,620	856,422	459,883	3,434,626	2,602,749
Donald G. Southwell	268,349	2,488,903	173,194	179,889	917,896	1,022,763
Eric J. Draut	110,690	1,162,910	199,609	112,437	1,306,819	619,217
Scott Renwick	49,888	500,084	102,003	47,168	776,169	306,942
Edward J. Konar	40,766	332,578	27,123	33,984	107,085	128,441

(a)	The shares of Common Stock reflected in this column are the gross shares issued in the exercise transactions, without deduction of any previously acquired shares surrendered as payment for the exercises. (See footnote (a) to the table in the section captioned “Equity Compensation Plan Information” beginning on page 28.) The actual net increase in the number of shares issued to these officers as a result of such transactions was as follows: Vie (101,429); Southwell (31,436); Draut (18,314); Renwick (8,090); and Konar (5,347).

(b)	“Value Realized” represents the difference between the exercise price of the shares acquired and the market price of such shares on the date or dates of exercise, without regard to any related tax obligations.

(c)	“Value of Unexercised In-The-Money Options/SARs at FY-End” is calculated by subtracting the applicable exercise price from $45.45 (the closing price of the Common Stock on December 31, 2004) and multiplying the resulting difference by the number of shares covered by the options/SARs in question.

Although the Company does not impose mandatory levels of Common Stock ownership for its executive officers, the named executive officers have maintained ownership of Common Stock at levels which represent significant multiples of their respective annual base salaries. The following table sets forth the number of shares of Common Stock held by each of the named executive officers as of March 14, 2005, and the annual salary multiples represented by the values of such shares.

Named Executive Officer Common Stock Ownership

As of March 14, 2005

	Shares Owned (#)(a)	Retention Multiple (#)(b)
Richard C. Vie	506,777	23.5
Donald G. Southwell	88,820	5.6
Eric J. Draut	55,557	4.8
Scott Renwick	31,389	4.0
Edward J. Konar	26,495	5.7

Total	709,038

(a)	“Shares Owned” represents the number of shares of Common Stock held by the named executive officer as of March 14, 2005, and does not include shares which such individual has the right to acquire as of such date or within sixty days thereafter through the exercise of stock options.

(b)	“Retention Multiple” represents the value of shares owned by the named executive officer as a multiple of his 2004 Salary, as listed in the table captioned “Summary Compensation Table” on page 26. The value of shares is the number of shares owned by the named executive officer multiplied by $46.45 (the closing price of the Common Stock on March 14, 2005).

Unitrin Common Stock Performance Graph

The following Performance Graph assumes $100 invested on December 31, 1999 in (i) the Company’s Common Stock, (ii) the S&P MidCap 400 Index, and (iii) the S&P Mid-Cap Multi-Lines Insurance Index, in each case with dividends reinvested. The Company is a constituent of both the S&P MidCap 400 Index and the S&P Mid-Cap Multi-Lines Insurance Index.

The comparisons in the Graph below are based on historical data and are not intended to forecast the possible future performance of the Company’s Common Stock.

Pension Plans

The following table shows, for specified levels of average final compensation and years of credited service, the estimated annual benefits payable under the Company’s tax-qualified pension plan (the “Pension Plan”) and a related, non-qualified, supplemental executive pension plan (the “Supplemental Plan”). The Supplemental Plan provides benefits to eligible Company executives, including the named executive officers, to offset benefit reductions attributable to Internal Revenue Code limitations on: (i) the annual amount that may be paid to a participant from the Pension Plan; and (ii) the amount of a participant’s annual compensation that may be used to calculate the benefits payable under the Pension Plan. For 2005, these limitations are $170,000 and $210,000, respectively.

Annual Pension Benefits—2005 Estimates

Average Final Annual Compensation ($)	Annual Benefit Expressed in Dollars Years of Credited Service
	5	10	15	20	25	30+
200,000	14,994	29,987	44,981	59,974	74,968	89,962
300,000	23,244	46,487	69,731	92,974	116,218	139,462
400,000	31,494	62,987	94,481	125,974	157,468	188,962
500,000	39,744	79,487	119,231	158,974	198,718	238,462
600,000	47,994	95,987	143,981	191,974	239,968	287,962
700,000	56,244	112,487	168,731	224,974	281,218	337,462
800,000	64,494	128,987	193,481	257,974	322,468	386,962
900,000	72,744	145,487	218,231	290,974	363,718	436,462
1,000,000	80,994	161,987	242,981	323,974	404,968	485,962
1,100,000	89,244	178,487	267,731	356,974	446,218	535,462
1,200,000	97,494	194,987	292,481	389,974	487,468	584,962
1,300,000	105,744	211,487	317,231	422,974	528,718	634,462
1,400,000	113,994	227,987	341,981	455,974	569,968	683,962
1,500,000	122,244	244,487	366,731	488,974	611,218	733,462
1,600,000	130,494	260,987	391,481	521,974	652,468	782,962
1,700,000	138,744	277,487	416,231	554,974	693,718	832,462
1,800,000	146,994	293,987	440,981	587,974	734,968	881,962
1,900,000	155,244	310,487	465,731	620,974	776,218	931,462
2,000,000	163,494	326,987	490,481	653,974	817,468	980,962

The foregoing benefits are illustrated as straight-life annuities and are not subject to cost of living or other increases or to reductions for Social Security or other offsets. Average final compensation represents the average annual covered compensation (defined below) paid for the 60 consecutive months with the highest covered compensation in the 120-month period ending three months prior to retirement. These benefit estimates assume retirement in 2005 at age 65 or older.

The years of credited service in the Pension Plan as of December 31, 2004 for each of the Company’s named executive officers are as follows: Mr. Vie (13); Mr. Southwell (8); Mr. Draut (13); Mr. Renwick (13); and Mr. Konar (13). Compensation covered by the

Pension Plan is the participant’s base salary and bonuses as defined in the Pension Plan, but does not include compensation attributable to the exercise of stock options. The covered compensation for the executive officers named in the Summary Compensation Table beginning on page 26 is the total of their salary and bonus amounts. For the named executive officers, all benefits payable in excess of the above-referenced Internal Revenue Code limitations on tax-qualified plan benefits are attributable to the Supplemental Plan.

Mr. Vie formerly participated in a defined benefit retirement plan sponsored by a subsidiary of the Company. His participation in that plan was suspended on January 1, 1992 and no further contributions will be made on his behalf; however, he will be entitled to benefits under the plan upon retirement based on contributions made through the end of 1991. If he were to retire at his current age of 67, Mr. Vie would receive annual benefits of $20,971 under that plan.

Change of Control Arrangements

The Company has entered into individual severance agreements with the named executive officers (the “Agreements”). The Agreements provide various severance benefits to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated, in either case within two years after a change of control. Such benefits are also payable to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated for certain specified reasons, in either case in anticipation of a change of control. A change of control is deemed to occur if any person is or becomes, directly or indirectly, the beneficial owner of 25% or more of the voting power of the Common Stock, or the individuals who comprised the Company’s Board of Directors on the date of the Agreement, or any of the individuals they nominate, cease to comprise a majority of the Board. Each named executive officer would be entitled under the Agreements to: (i) a lump sum severance payment based on a multiple (specified below) of his annualized salary; (ii) continuation for up to three years of the life and health insurance benefits that were being provided by the Company to such officer and his family immediately prior to termination; and (iii) outplacement services at the Company’s expense for up to fifty-two weeks. The Agreements contain identical terms and conditions, except that the severance compensation multiple is 3.0 for Mr. Vie and 2.0 for the other named executive officers.

The Agreements are not employment contracts. Benefits payable are to be grossed-up to the extent that a recipient would be subject to an excise tax under Section 4999 of the Internal Revenue Code (including any interest or penalties imposed with respect to such tax) due to the receipt of such benefits or any other benefits that constitute “excess parachute payments” for purposes of Section 280G of the Internal Revenue Code. In determining whether there are excess parachute payments, consideration must be given to payments triggered by a change in the Company’s control. Depending on what actions are taken by the Company’s Board of Directors under the Company’s stock option plans in connection with a change in control, certain amounts relating to nonqualified stock options would be factored into the determination regarding excess parachute payments. If severance benefits along with potential stock option amounts had become payable on December 31, 2004 as a result of a change of control on that date, no named executive officers would have received gross-ups for excess parachute payments.

PROPOSAL 2:

APPROVAL OF THE

2005 RESTRICTED STOCK AND RESTRICTED STOCK UNIT PLAN

Proposal

On March 2, 2005, upon the recommendation of the Compensation Committee and action of the Executive Committee, the Board of Directors adopted the 2005 Restricted Stock and Restricted Stock Unit Plan (the “Plan”), subject to approval by the Company’s shareholders at the 2005 Annual Meeting. The following Plan description is only a summary. For a full description of the Plan, please see the copy of the Plan attached as Appendix B to this Proxy Statement.

The purpose of the Plan is to foster in employees an increased sense of proprietorship and personal involvement in the Company’s success and to encourage them to devote their best efforts to the Company’s business. The Plan also provides a means to attract able individuals to become employees of the Company. These goals are expected to advance the interests of the Company and its shareholders and to strengthen the concern of employees in the welfare of the Company.

Administration

The Plan is to be administered by the Compensation Committee of the Board of Directors, any subcommittee thereof, or any other committee designated by the Board of Directors to administer the Plan (the “Committee” or “Compensation Committee”). The Committee may delegate such administrative duties or powers as it may deem advisable to specified categories of individuals. The Board of Directors may by resolution authorize one or more officers of the Company, on the same basis as the Committee is so authorized, to designate Award recipients and to determine the size and terms and conditions of any such Awards, subject to limitations and conditions specified in the Plan.

General

Under the Plan, the Committee may grant shares of restricted stock and/or restricted stock units (“Awards”) to participants at any time and in such amounts as it determines appropriate. The shares subject to Awards of restricted stock under the Plan (“Shares”) are the Common Stock of the Company. Restricted stock units are similar to restricted stock except that no Shares are actually awarded to the participant on the date of grant.

Each Award will be evidenced by an Award agreement that specifies the period of restriction, the number of Shares of restricted stock or the number of restricted stock units granted, and such other provisions as the Committee (or authorized officer) shall determine. The Committee (or authorized officer) may impose such other restrictions on any Awards as it (or such officer) deems advisable, including without limitation, time-based restrictions and/or restrictions under applicable laws or stock exchange requirements, Share holding requirements or sale restrictions upon vesting, a requirement that participants pay a stipulated purchase price for each Share of restricted stock or each restricted stock unit, restrictions based upon the achievement of specific performance goals, or time-based restrictions on vesting following the attainment of the performance goals.

Eligibility

Although the selection of actual Award recipients from among eligible individuals will be determined by discretion of the Committee (or authorized officers) from time to time, the eligible participants of the Plan are the employees of the Company and its subsidiaries and affiliates and, by specific designation of the Committee, other individuals who provide certain consulting or advisory services to the Company, its subsidiaries and/or affiliates. If the Plan had been in effect during the last fiscal year, over 8,400 employees would technically have been eligible for Plan benefits as of December 31, 2004. The Plan provides the Committee with full discretion in determining those individuals to whom Awards will be granted and the terms and amount of each Award. Due to the discretionary rights accorded to the Committee under the Plan, specific benefits to be received by particular individuals or classes of potential participants in the Plan are not currently determinable. However, the Company’s current view is that the Plan will be utilized primarily for Awards to a highly selective group of managerial-level employees.

Performance Measures

The Plan design allows for Awards that qualify as Performance-Based Compensation under Section 162(m) of the Internal Revenue Code in order to preserve the Company’s federal income tax deduction for Awards under the Plan. The Plan sets forth performance goals (“Performance Measures”) which may determine the payment or vesting of an Award that is intended to be Performance-Based Compensation to an employee covered by Section 162(m) who is so designated by the Committee within the time limitations set forth in the Plan.

The Performance Measures to be used in connection with Awards qualifying as Performance-Based Compensation are limited to specified categories set out in the Plan unless changed by proposal of the Committee and approved by the Company’s shareholders (to the extent required by applicable tax or securities law). For such Awards, the Committee may use any Performance Measure(s) as it deems appropriate to measure the performance of the Company or a Company subsidiary or affiliate, any business unit thereof or any combination of the foregoing, and may provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures. Additional provisions regarding Performance Measures and Performance-Based Compensation are set out in the Plan.

Shares Under the Plan

The aggregate number of Shares issued under the Plan may not exceed 1,000,000. For Awards that are designed to qualify as Performance-Based Compensation, the maximum aggregate grant of restricted stock or restricted stock units in any Plan year to any one participant shall be 100,000 plus the amount of the participant’s unused award limit from the prior Plan year. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such Shares, or which are settled in cash in lieu of Shares, will be available for future grants under the Plan.

The Company remains fully committed to the objective of aligning the interests of the Company’s management with those of shareholders by encouraging increased stock ownership through thoughtfully-implemented equity compensation programs, and believes that the Plan will be a useful tool in achieving that objective, as well as for maintaining competitive compensation programs that effectively attract and retain talented employees. However, the Company is also mindful of the potential dilutive effects on existing shareholders of any program that involves the issuance of the Company’s Common Stock to employees or directors.

The Compensation Committee regularly reviews the potential dilutive effect on the Company’s shareholders of the Company’s existing equity compensation plans, which currently consist of three active stock option plans. The Company’s active stock option plans are the Unitrin, Inc. 1995 Non-Employee Director Stock Option Plan, 1997 Stock Option Plan and 2002 Stock Option Plan.

The Compensation Committee and the Company’s management recognize the need to balance the competing considerations described in the two preceding paragraphs. The Compensation Committee and the Company’s management recognize the need to balance the competing considerations described in the two preceding paragraphs. The Compensation Committee and management evaluated numerous issues related to the Plan, including its potential dilutive effects on existing shareholders. Consideration was given to a variety of factors, including the numbers of stock options authorized by and outstanding under the Company’s existing option plans, historical patterns relating to the frequency of option exercises and the resulting numbers of shares and restorative options issued, historical rates of option forfeitures, the number of shares to be authorized by the Plan and the anticipated share usage thereunder, and the estimated effects of the Plan on earnings per share and cash flow. Under the oversight of the Compensation Committee, management also consulted with advisors on the foregoing factors and on the likely receptivity of shareholders, including institutional shareholders and their advisors, to equity compensation programs generally and the Plan specifically, based on the factors commonly evaluated by such shareholders and advisors in formulating their voting determinations and policies.

As a result of these evaluations, and subject to approval of the Plan by the Company’s shareholders, the Company will undertake to impose the limitations described below on the number of shares of restricted stock and options that may be issued under the Company’s equity compensation program during the three year period which ends on December 31, 2007. Accordingly, if the Plan is approved by the Company’s shareholders, the total Common Stock subject to awards (“Award Shares”) granted during calendar years 2005 through 2007 under the Plan and the Company’s three active stock option plans (together the “Equity Plans”) will be limited in accordance with the following formula:

The three-year average annual number of Award Shares granted under the Equity Plans for calendar years 2005 through 2007 will not exceed 2% of the average number of shares of Common Stock outstanding at the end of each of these years. For purposes of calculating the three-year average: (i) the number of Award Shares will include Restorative Option shares which relate only to original Option grants awarded after 2004; and (ii) each Share granted under the 2005 Restricted Stock and Restricted Stock Unit Plan will be deemed to be two Award Shares.

After this three year period, the Compensation Committee will continue to monitor the aggregate dilutive effect of the Equity Plans and to assess the beneficial effect of such Plans on increased equity ownership by Company employees.

Deferrals

The Committee may allow or require participants to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to them upon the lapse or waiver of restrictions on restricted stock unit Awards. The Plan sets forth additional provisions applicable to deferral elections related to Awards of restricted stock units subject to Section 409A of the Internal Revenue Code.

Termination of a Participant’s Employment

If a participant retires but continues to render services to the Company, subsidiary or affiliate as a director, consultant or advisor pursuant to a written agreement, all Shares of restricted stock or restricted stock units held by such participant will remain outstanding while the participant’s services continue. All unvested Shares held by such participant at the time such services end (other than as a result of death or disability) will be forfeited to the Company.

Except as otherwise determined by the Committee and so provided in a particular Award agreement, upon the termination of a participant’s employment or post-retirement service agreement due to death or disability, all Shares of restricted stock or restricted stock units which are then held by such participant will become fully-vested. In the event a participant’s employment terminates for reasons other than death, disability or retirement, all unvested Shares of restricted stock or restricted stock units held by such participant will be forfeited to the Company.

Change in Control

The Plan will terminate upon the Company’s dissolution or liquidation, reorganization, merger or consolidation as a result of which the Company is not the surviving corporation, or the sale of substantially all of the property or over 80% of the outstanding shares of Common Stock of the Company to another corporation, unless the Board of Directors provides one or more alternatives in connection with such transaction. These alternatives may include the immediate lapse of all restrictions on outstanding Awards, assumption of or substitution for outstanding Awards by the successor corporation, continuance of the Plan by the successor corporation or payment in cash or stock in lieu of and in satisfaction of outstanding Awards. The Committee may include in any Award agreement provisions for immediate vesting and lapse of restrictions upon a change in control or other specified event.

Amendment and Termination

The Committee may at any time amend, modify, suspend or terminate the Plan and any Award agreement under the Plan, in whole or in part, but no material amendment to the Plan shall be made without shareholder approval if such approval is required by law, regulation or stock exchange rule. Further, no such action may materially and adversely affect an Award previously granted without the written consent of the affected participant, or impact the distribution of any Award that is deferred except as permitted by applicable tax law.

The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards under the Plan, in recognition of unusual or nonrecurring events affecting the Company or its financial statements or of changes in applicable laws, regulations or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU

VOTE “FOR” APPROVAL OF PROPOSAL 2.

INCORPORATION BY REFERENCE

Notwithstanding any general statement to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate this Proxy Statement into such filings, the Report of the Audit Committee, the Report of the Compensation Committee, and the Unitrin Common Stock Performance Graph (and related data points) contained in this Proxy Statement shall not be incorporated by reference into any such filings, nor shall they be deemed to be soliciting material or deemed filed under such Acts.

* * * * * * *

This Proxy Statement and the form of proxy are being mailed and delivered to the Company’s shareholders by authority of the Board of Directors.

Scott Renwick

Secretary

APPENDIX A

UNITRIN, INC.

AUDIT COMMITTEE CHARTER

I.    AUDIT COMMITTEE PURPOSE.

The Audit Committee (the “Committee”) of the Company’s Board of Directors (“Board”) shall be a standing committee of the Board and shall assist the Board in fulfilling its oversight responsibilities with respect to: (A) the integrity of the Company’s financial statements; (B) the Company’s compliance with legal and regulatory requirements; (C) the independent auditors’ qualifications, independence and performance; and (D) the performance of the Company’s internal audit function. The Committee shall also prepare the report required by the rules of the Securities and Exchange Commission (“SEC”) to be included in the Company’s proxy statement for its annual meeting of shareholders.

II.    COMPOSITION OF COMMITTEE.

The Committee shall consist of three or more directors appointed annually by the Board of Directors, considering the recommendation of the Nominating & Corporate Governance Committee. The Committee shall satisfy the independence, experience, financial literacy and expertise, and other requirements of all applicable laws, including the Sarbanes-Oxley Act of 2002 (the “Act”), the Company’s Corporate Governance Guidelines and the listing requirements of the New York Stock Exchange or such other securities market or exchange on which the Company’s common stock may from time to time be listed or qualified for trading (the “Listing Requirements”). In addition, no member of the Committee may serve simultaneously on more than three public company audit committees, including the Committee, unless the Board determines that such simultaneous service would not impair his or her ability to serve effectively on the Committee. The Board shall select one of the Committee members as the Chairman of the Committee, considering the recommendation of the Nominating & Corporate Governance Committee.

The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to satisfying the standards outlined above. Except as expressly provided in this Charter, the Amended and Restated Bylaws of the Company, the Corporate Governance Guidelines of the Company, the Listing Requirements or applicable law (“Governing Rules”), the Committee shall fix its own rules of procedures.

III.    COMMITTEE DUTIES AND RESPONSIBILITIES.

A.    Independent Auditors.

1.  The Committee shall have the sole responsibility to appoint, retain and oversee the Company’s independent auditors (the “Auditing Firm”), including the prior approval of audit engagement fees and terms, as well as prior approval of all permitted non-audit engagements with the Auditing Firm. Prior approval of non-audit services may be delegated to the Chairman of the Committee. The Auditing Firm shall report directly to the Committee.

2.  The Committee shall review with management and the Auditing Firm any problems or difficulties encountered in the course of audit work and management’s responses thereto. The Committee shall oversee the resolution of all disagreements between the Auditing Firm and the Company’s management regarding the Company’s financial reporting.

3.  The Committee shall review the performance of the Auditing Firm at least annually, taking into account the views of the Company’s management and internal audit staff. As a part of such review, the Committee shall: (i) obtain and review a report by the Auditing Firm describing the Auditing Firm’s internal quality control procedures; any material issues raised by the most recent internal quality control review, or peer review, of the Auditing Firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditing Firm, and any steps taken to address any such issues; (ii) require the Auditing Firm to verify that it is registered with the Public Company Accounting Oversight Board in accordance with the Act; and (iii) monitor the required rotation of the lead audit partner in accordance with the Governing Rules. The Committee shall present its conclusions with respect to the Auditing Firm to the full Board.

4. At least annually, the Committee shall receive and review a report from the Auditing Firm describing all relationships between it and the Company and the Committee shall take such additional steps as the Committee deems necessary or appropriate to satisfy itself that the Auditing Firm is independent.

5. The Committee shall require the Auditing Firm to provide the Committee with timely reports of: (i) all critical accounting policies and practices to be used, (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the Auditing Firm, and (iii) other material written communications between the Auditing Firm and the management of the Company, such as any management letter or schedule of unadjusted differences.

6. The Committee shall set clear hiring policies for employees or former employees of the Auditing Firm consistent with applicable law and the Listing Requirements.

B.    Company Disclosures and Certifications

1. The Committee shall review and discuss the Company’s annual audited financial statements and quarterly financial statements with management and the Auditing Firm, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” as well as other matters required to be communicated to the Committee by the Auditing Firm or management under generally accepted auditing standards or the Governing Rules. In the case of the Company’s annual audited financial statements, the Committee shall make a determination whether to recommend to the Board that such financial statements be included in the Company’s Form 10-K.

2. The Committee shall discuss earnings press releases, as well as financial information and earnings guidance (if any) provided to analysts and ratings agencies.

3. The Committee shall review disclosures made by the Company’s principal executive officer and principal financial officer regarding compliance with their certification obligations under the Act and the rules promulgated thereunder, including the Company’s disclosure controls and procedures and internal controls for financial reporting and evaluations thereof.

C.    Risk Assessment.  The Committee shall discuss policies with respect to financial risk assessment and management and actions by the Company’s management to monitor and control such exposures.

D.    Internal Auditors.  The Committee shall at least annually or otherwise as appropriate:

1.  Review and concur in the appointment, retention, replacement, reassignment, or dismissal of the Company’s Director of Internal Audit.

2.  Review the plans, budget and staffing of the Company’s internal audit department and shall inquire of the Auditing Firm as to the competence and adequacy of internal audit personnel.

3.  Review the internal audit department’s compliance with the Institute of Internal Auditors’ Standards for the Professional Practice of Internal Auditing or any successor standards.

4.  Review with the internal auditors the results of all reviews of compliance with the Company’s Code of Business Conduct and Ethics.

5.  Review significant findings of internal audit reports.

E.    Meetings/Review of Specific Matters.

1.  The Committee shall meet on, or within reasonable proximity to, the date of all regularly scheduled meetings of the Board and at any other times deemed necessary or appropriate by the Chairman or a majority of the Committee. The Committee shall report its activities to the Board of Directors at each meeting of the Board and otherwise as appropriate.

2.  At least quarterly, the Committee shall meet separately with management, with internal auditors (or others responsible for the internal audit function), and with the Auditing Firm.

3.  The Committee shall have sole authority to consider and grant waivers under the Company’s Code of Ethics for Senior Financial Officers, although there shall be a presumption against the granting of any such waivers.

4.  The Committee may form subcommittees of two or more members and may delegate to such subcommittees such power and authority as the Committee deems appropriate; provided that the Committee may not delegate to a subcommittee any power or authority required by the Governing Rules to be exercised by the Committee as a whole.

5.  The Committee shall meet with management and other employees, as it deems appropriate, to discuss matters which may have an impact on the financial statements.

6.  Minutes of each meeting of the Committee shall be prepared by a person designated by the Chairman as the secretary of such meeting and shall be submitted to the Committee for approval at its next meeting. All such minutes shall be filed with the records of the Company.

7.  The Committee shall discharge any other duty or responsibility assigned to it by the Board.

F.    Investigations.  The Committee shall have the power to conduct or authorize an investigation into any matter brought to its attention which falls within the scope of its duties and responsibilities.

G.  Complaints.  The Committee shall establish and oversee procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

H.    Outside Advisors; Funding.  The Committee shall have the sole authority to retain and terminate outside legal, accounting or other advisors in order to obtain advice and assistance in carrying out its duties and responsibilities or in conducting any investigation contemplated by this Charter, and shall have sole authority to approve such advisors’ fees and other terms of retention. The Committee may direct the proper officers of the Company to pay the reasonable fees and expenses of any such advisors, the compensation of the Auditing Firm and the ordinary expenses of the Committee that are necessary or appropriate in carrying out its duties.

I.    Committee Self Evaluation.  At least annually, the Committee shall perform an evaluation of its own performance and report its findings to the Board.

J.    Review of Charter.  The Committee shall review and assess the adequacy of this Charter on an annual basis and recommend any proposed changes to the Board for approval.

IV.    AUDIT COMMITTEE’S ROLE.

The Committee’s responsibility is one of oversight. The responsibility for the completeness and accuracy of the Company’s financial statements rests with the Company’s management. It is the Auditing Firm’s responsibility to perform an audit of, and to express an opinion as to whether, the Company’s annual financial statements are fairly presented in accordance with generally accepted accounting principles. The role of the Committee does not include conducting audits or determining whether the financial statements are complete and accurate. In performing its duties, Committee members shall be entitled to rely in good faith upon the records of the Company and such information, opinions, reports or statements presented by any of its officers or employees or any other person or firm selected by or on behalf of the Company as to matters reasonably believed to be within such person’s or firm’s professional or expert competence.

V.    COMPENSATION.

No Committee member shall accept any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries or affiliates except for director’s fees. For this purpose, “director’s fees” means any consideration paid or provided to a Committee member as compensation for his or her service to the Company as a director and for his or her service on any committees of the Board, including the Committee. Director’s fees may be paid in the form of cash, stock of the Company, stock options, or any other form of consideration that is consistent with applicable law and the Listing Requirements.

August 2004

APPENDIX B

2005 RESTRICTED STOCK AND RESTRICTED STOCK UNIT PLAN

Article 1.    Establishment, Purpose, and Duration

1.1    Establishment.  Unitrin, Inc., a Delaware corporation (hereinafter referred to as the “Company”), establishes an incentive compensation plan to be known as the 2005 Restricted Stock and Restricted Stock Unit Plan (hereinafter referred to as the “Plan”), as set forth in this document.

This Plan permits the grant of Restricted Stock and Restricted Stock Units.

This Plan shall become effective upon approval by the requisite vote of the Company’s shareholders in accordance with the Company’s Amended and Restated Bylaws (the “Effective Date”) and shall remain in effect as provided in Section 1.3 hereof.

1.2    Purpose of this Plan.  The purpose of this Plan is to provide a means whereby Employees of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. A further purpose of this Plan is to provide a means through which the Company may attract able individuals to become Employees and to provide a means whereby those individuals upon whom the responsibilities for the successful administration and management of the Company depend can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3    Duration of this Plan.  Unless sooner terminated as provided herein, this Plan shall terminate ten (10) years from the Effective Date. After this Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions.

Article 2.    Definitions

Whenever used in this Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1       “Affiliate” means any person or entity controlled directly or indirectly by the Company, whether by equity ownership, contract or otherwise and shall include direct or indirect subsidiaries of the Company and mutual companies the management of which is controlled by the Company and its subsidiaries.

2.2       “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3       “Award” means, individually or collectively, a grant under this Plan of Restricted Stock or Restricted Stock Units, in each case subject to the terms of this Plan.

2.4       “Award Agreement” means either (i) an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under this Plan, or (ii) a written or electronic statement issued by the Company to a Participant describing the terms and provisions of such Award.

2.5       “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6       “Board” or “Board of Directors” means the Board of Directors of the Company.

2.7       “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, or any successor statute.

2.8       “Committee” means the Compensation Committee of the Board or any subcommittee thereof, or any other committee designated by the Board to administer this Plan.

2.9       “Company” means Unitrin, Inc., a Delaware corporation, and any successor thereto as provided in Article 15 herein.

2.10     “Covered Employee” means any Employee who is or may become a “Covered Employee,” as defined in Section 162(m) of the Code, or any successor statute, and who is designated, either as an individual Employee or class of Employees, by the Committee within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under this Plan for such applicable Performance Period.

2.11     “Disability or Disabled,” when used with respect to a particular Participant, means a physical or mental condition that: (i) is of a type that would generally trigger benefits under the Company’s long-term disability plan (as in effect from time to time), whether or not such Participant is actually enrolled in such plan; or (ii) in the absence of any such plan, would cause such Participant to be unable to substantially perform his or her duties as an Employee, as determined in the sole discretion of the Committee. Notwithstanding the foregoing, if an Award of Restricted Stock Units becomes subject to the requirements of Article 10, the term “disabled” shall be defined as required under Section 409A of the Code.

2.12     “Effective Date” has the meaning set forth in Section 1.1.

2.13     “Employee” means any employee of the Company, its subsidiaries and/or Affiliates, and may include, by specific designation of the Committee, other natural persons who provide bona fide services as a consultant or advisor to the Company, its subsidiaries and/or Affiliates, provided that such services may not be in connection with the offer or sale of securities in a capital-raising transaction or, directly or indirectly, the promotion or maintenance of a market for the Company’s securities.

2.14     “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.15     “Fair Market Value” or “FMV” as used to refer to the price of a Share on a particular day, means the closing price for the common stock for that day as subsequently reported in The Wall Street Journal, or if no prices are reported for that day, the last preceding day on which such prices are reported (or, if for any reason no such price is available, in such other manner as the Committee in its sole discretion may deem appropriate to reflect the fair market value of the common stock).

2.16     “Insider” means an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.17     “Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.18     “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code and the applicable regulations thereunder for certain performance-based compensation, if any, paid to Covered Employees.

2.19     “Performance Measures” means measures as described in Article 8 on which the performance goals are based and which are approved by the Company’s shareholders pursuant to this Plan in order to qualify Awards as Performance-Based Compensation.

2.20     “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.21     “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 6.

2.22     “Plan” means the 2005 Restricted Stock and Restricted Stock Unit Plan.

2.23     “Plan Year” means the calendar year.

2.24     “Restricted Stock” means an Award granted to a Participant pursuant to Article 6.

2.25     “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 6, except that no Shares are actually awarded to the Participant on the date of grant.

2.26     “Retirement” or “retires” means the voluntary termination of a Participant’s employment with the Company and/or its subsidiaries or Affiliates after attaining age 55.

2.27     “Share” means a share of common stock of the Company, $0.10 par value per share.

Article 3.    Administration

3.1    General.  The Committee shall be responsible for administering this Plan, subject to this Article 3 and the other provisions of this Plan. The Committee may retain attorneys, consultants, accountants, or other advisors and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such advisors The fees of any such advisors shall be paid by the Company. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, beneficiaries, the Company, and all other interested individuals.

3.2    Authority of the Committee.  The Committee shall have full and, except as otherwise expressly provided in this Plan, exclusive, power and discretion: (a) to interpret the terms and the intent of this Plan and any Award Agreement or other agreement or document ancillary to or in connection with this Plan, and to adopt such rules, regulations, forms, instruments, and guidelines for administering this Plan as the Committee may deem necessary or proper; (b) to select Award recipients; (c) to establish the terms and conditions of all Awards, including the terms and conditions set forth in Award Agreements; (d) to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company; and (e) subject to Article 13, to adopt modifications and amendments to this Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the jurisdictions in which the Company, its Affiliates, and/or its subsidiaries operate or may operate.

3.3    Delegation.  The Committee may delegate to one or more of its members or to one or more officers of the Company, and/or its subsidiaries or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under this Plan. The Board may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards and the terms and conditions of such Awards; provided, however, (i) the

Board shall not authorize any such officer to grant Awards to himself or herself, nor to any Employees who are considered Insiders; (ii) the resolution providing such authorization must specify the total number of Shares that may be covered by all Awards in the aggregate that are granted by such officer(s); and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

Article 4.    Shares Subject to the Plan and Maximum Awards

4.1    Number of Shares Available for Awards.  Subject to adjustment as provided in Section 4.4, the maximum number of Shares available for issuance to Participants under this Plan on or after the Effective Date (the “Share Authorization”) shall be one million (1,000,000) Shares.

4.2    Share Usage.  Shares covered by an Award shall only be counted as used to the extent they are actually issued. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under this Plan. Moreover, if the tax withholding requirements with respect to any Award granted under this Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under this Plan. The Shares available for issuance under this Plan may be authorized and unissued Shares or treasury Shares.

4.3    Annual Award Limits.  Unless and until the Committee determines that an Award to a Covered Employee shall not be designed to qualify as Performance-Based Compensation, the following limits (“Annual Award Limit”) shall apply to grants of such Awards under this Plan. The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one Plan Year to any one Participant shall be one hundred thousand (100,000) plus the amount of the Participant’s unused applicable Annual Award Limit for Restricted Stock or Restricted Stock Units as of the close of the previous Plan Year.

4.4    Adjustments in Authorized Shares.  If the number of outstanding Shares is increased or decreased through a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, an appropriate and proportionate adjustment shall be made in: (a) the maximum number of Shares that may be issued under this Plan, (b) the number of Restricted Stock Units outstanding under existing Awards, and (c) the Award limit specified in Section 4.3. In the event that the Shares are changed into or exchanged for a different kind of shares or other securities of the Company through transactions of the type referenced above, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under this Plan, may substitute or adjust, as applicable, the number and kind of securities that may be issued under this Plan or under particular forms of Awards, the number and kind of securities subject to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under this Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

Subject to the provisions of Article 13, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate.

Article 5.    Eligibility and Participation

5.1    Eligibility.  All Employees shall be eligible to participate in this Plan.

5.2    Actual Participation.  Subject to the provisions of this Plan, the Committee (or an officer authorized under Section 3.3 hereof) may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6.    Restricted Stock and Restricted Stock Units

6.1    Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of this Plan, the Committee (or an officer authorized under Section 3.3), at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee (or such officer) shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant. The terms of any such Restricted Stock Units shall be specified in the Award Agreement. Subject to the provisions of applicable law, the Board may by resolution authorize Shares of Restricted Stock to be issued in book entry or similar non-certificated form, or by “DWAC” or similar electronic transfer to a brokerage or other account of the Participant. In the absence of such a resolution, all Shares of Restricted Stock shall be evidenced by certificates.

6.2    Restricted Stock or Restricted Stock Unit Agreement.  Each Award of Restricted Stock and/or Restricted Stock Units shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee (or an officer authorized under Section 3.3) shall determine.

6.3    Other Restrictions.  The Committee (or an officer authorized under Section 3.3) may impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to this Plan as it (or such officer) may deem advisable including, without limitation, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, or time-based restrictions on vesting following the attainment of the performance goals.

To the extent deemed appropriate by the Committee, the Company may retain any certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 6, and subject in all cases to the requirements of applicable law, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

6.4    Certificate Legend.  To the extent that certificates are issued to evidence Shares of Restricted Stock, then in addition to any legends placed on certificates pursuant to Section 6.3, each certificate representing Shares of Restricted Stock granted pursuant to this Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Unitrin, Inc. 2005 Restricted Stock and Restricted Stock Unit Plan, and in the associated Award Agreement. A copy of this Plan and such Award Agreement may be obtained from Unitrin, Inc.

6.5    Voting Rights.  Issued and outstanding Shares of Restricted Stock shall at all times possess the same voting rights as all other issued and outstanding Shares. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

6.6    Dividends and Dividend Equivalents.  Issued and outstanding Shares of Restricted Stock shall be entitled to dividends if, as and when declared by the Board with respect to the Company’s Shares on the same basis and on the same payment dates as all other issued and outstanding Shares. The Committee may grant dividend equivalents with respect to any Restricted Stock Units. The terms and conditions of such dividend equivalents, including the rate per Unit, timing of payment and other requirements, shall be established by the Committee in its discretion.

6.7    Termination of Employment.

(a)	Death or Disability. Unless otherwise determined by the Committee at the time of grant and set forth in a Participant’s Award Agreement, upon a Participant’s termination of employment due to death or Disability, all restrictions on such Participant’s Shares of Restricted Stock and/or Restricted Stock Units shall lapse and such Shares and/or Units shall be considered vested.

(b)	Retirement. If a Participant retires, but continues to render services to the Company or any of its subsidiaries or Affiliates as a director, or as a consultant or advisor pursuant to a written agreement, then all Shares of Restricted Stock and Restricted Stock Units held by such Participant shall remain outstanding and in full force and effect in accordance with their terms so long as such Participant continues to render such services. Thereafter, if a Participant ceases to render such services (other than as a result of death or Disability), all of the unvested Shares of Restricted Stock and Restricted Stock Units such Participant holds at the time of the cessation of such services shall be forfeited to the Company. If a retired Participant ceases to render such services as a result of death or Disability, all restrictions on such Participant’s Shares of Restricted Stock and/or Restricted Stock Units shall lapse and such Shares and/or Units shall be considered vested.

(c)	Other Termination Events. In the event a Participant’s employment terminates for any reason other than death, Disability or retirement, including but not limited to, termination with or without cause by the Company, its Affiliates, and/or its subsidiaries, or voluntary termination by the Participant, all of the unvested Shares of Restricted Stock and Restricted Stock Units a Participant holds at the time of such termination shall be forfeited to the Company.

(d)	Sale or Divestiture of Employer. In the event that the Company sells or divests its controlling interest in any subsidiary or if its control of an Affiliate ceases, then all of the unvested Shares of Restricted Stock and Restricted Stock Units held by Employees of such subsidiary or Affiliate shall be forfeited to the Company at the time of such sale or divestiture or cessation of control, as the case may be.

6.8    Section 83(b) Election.  The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 7.    Transferability of Awards

7.1    Transferability.  Awards shall not be transferable other than by will or the laws of descent and distribution; no Awards shall be subject, in whole or in part, to attachment, execution, or levy of any kind; and any purported transfer in violation hereof shall be null and void.

7.2    Domestic Relations Orders.  Without limiting the generality of Section 7.1, no domestic relations order purporting to authorize a transfer of an Award or any interest in an Award shall be recognized as valid.

Article 8.    Performance Measures

8.1    Performance Measures.  Unless and until the Committee proposes for shareholder vote and the shareholders approve a change in the general Performance Measures set forth in this Article 8, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to the following Performance Measures:

(a)	Net earnings or net income (before or after taxes);

(b)	Operating earnings per share;

(c)	Net sales or revenue growth;

(d)	Operating income;

(e)	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue);

(f)	Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

(g)	Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)	Gross or operating margins;

(i)	Productivity ratios;

(j)	Share price (including, but not limited to, growth measures and total shareholder return);

(k)	Expense targets;

(l)	Margins;

(m)	Operating efficiency;

(n)	Market share;

(o)	Customer satisfaction;

(p)	Working capital targets;

(q)	Bad debt experience;

(r)	Reduction in costs;

(s)	Economic value added or EVA® (net operating profit after tax minus the sum of capital multiplied by the cost of capital); and

(t)	Insurance company underwriting income, combined ratios, loss ratios or expense ratios.

Any Performance Measure(s) may be used to measure the performance of the Company, subsidiary, and/or Affiliate as a whole or any business unit of the Company, subsidiary, and/or Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or the Committee may select Performance Measure (j) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 8.

8.2    Evaluation of Performance.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs, (b) litigation or claim judgments or settlements, (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (d) any reorganization and restructuring programs, (e) extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 (or a successor pronouncement) and/or in the Company’s periodic reports filed with the Securities and Exchange Commission for periods within the applicable year, and (f) acquisitions or divestitures. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

8.3    Adjustment of Performance-Based Compensation.  Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward so as to enrich the Award. The Committee shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Committee determines.

8.4    Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining shareholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Code Section 162(m) and base vesting on Performance Measures other than those set forth in Section 8.1.

Article 9.    Arbitration

The Committee may, as a condition to granting an Award, require that a Participant agree in writing to submit all disputes or claims arising out of or relating to any such Award to binding arbitration in accordance with such terms as the Committee shall prescribe.

Article 10.    Deferrals

10.1    Deferrals.  The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to an

Award of Restricted Stock Units. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals.

10.2    Awards Subject to Code Section 409A.  The remaining provisions of this Article 10 shall apply to any Award of Restricted Stock Units granted under this Plan that is or becomes subject to Section 409A of the Code. The provisions under this Article 10 are intended to comply with the requirements set forth in Section 409A of the Code. If any such provision does not meet the requirements of Section 409A of the Code, such provision shall be null and void.

10.3    Deferral and/or Distribution Elections.  The following rules shall apply to any deferral and/or distribution elections (“Elections”) that may be permitted or required by the Committee to be made in regard to an Award of Restricted Stock Units:

(a)	All Elections must be in writing and specify the amount of the Restricted Stock Units being deferred, as well as the time and form of distribution as permitted by this Plan;

(b)	All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award of Restricted Stock Units would otherwise be granted to the individual; provided, however, that if the Award of Restricted Stock Units qualifies as “performance-based compensation” for purposes of Section 409A of the Code, then the deferral election can be made no later than six (6) months prior to the end of the performance period; and

(c)	Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the beginning of the calendar year for which such Election is to be effective.

10.4    Subsequent Elections.  This Plan permits a subsequent election to delay the distribution or change the form of distribution of an Award of Restricted Stock Units deferred pursuant to Section 10.3; however, such subsequent election shall comply with the following requirements:

(a)	Such subsequent election may not take effect until at least twelve (12) months after the date on which the subsequent election is made;

(b)	In the case of a subsequent election related to a distribution of an award not described in Sections 10.5(b), 10.5(c), or 10.5(f), such subsequent election must result in a delay of distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)	Any subsequent election related to a distribution pursuant to Section 10.5(d) shall not be made less than twelve (12) months prior to the date of the first scheduled payment under such distribution.

10.5    Distributions Pursuant to Deferral Elections.  Any Award of Restricted Stock Units deferred under this Plan may not be distributed earlier than:

(a)	The Participant’s separation from service (as determined by the Secretary of the United States Treasury);

(b)	The date the Participant becomes Disabled as defined under Code Section 409A;

(c)	Death;

(d)	A specified time (or pursuant to a fixed schedule) specified in the Election as of the date of the deferral of such Award of Restricted Stock Units;

(e)	To the extent provided by the Secretary of the United States Treasury, a change in control as defined under Code Section 409A; or

(f)	The occurrence of an “unforeseeable emergency” as defined under Code Section 409A.

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as defined in Section 409A(a)(2)(B)(i) of the Code) of the Company, no distribution pursuant to Section 10.5(a) of any deferred amounts may be made before six (6) months after such Participant’s date of separation from service, or, if earlier, the date of the Participant’s death.

10.6    Unforeseeable Emergency.  The Committee shall have the authority to alter the timing or manner of payment of deferred amounts in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency. In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such distribution(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). Furthermore, to the extent the Committee agrees an Unforeseeable Emergency has occurred for a Participant, the Committee may, in its sole discretion:

(a)	Authorize the cessation of deferrals by such Participant under this Plan; or

(b)	Provide that, subject to the above requirements, all, or a portion, of any previous deferrals by the Participant shall immediately be paid in a lump-sum payment; or

(c)	Provide for such other payment schedule as deemed appropriate by the Committee under the circumstances.

The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment of deferrals to the Participant shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

10.7    Disabled

(a)	A Participant may elect one or both of the following forms of distribution for his or her deferral(s) distributable by reason of the Participant becoming Disabled: (i) a single distribution, or (ii) a distribution in approximately equal annual installments over a period of either five (5) or ten (10) years. The deferral(s) of a Participant who fails or refuses to elect a method of distribution upon becoming Disabled shall be paid in a single sum.

(b)	A distribution payable by reason of a Participant becoming Disabled shall be paid (in the case of a single distribution) or commence to be paid (in the case of annual installments) as soon as practicable following the date the Participant becomes Disabled.

10.8    Death.  If a Participant dies before complete distribution of his or her deferral(s) under this Plan has occurred, the Participant’s undistributed deferrals shall commence to be distributed to his or her beneficiary under the distribution method for death elected by the Participant as soon as administratively possible following receipt by the Committee of satisfactory notice and confirmation of the Participant’s death. The deferral(s) of a Participant who fails or refuses to elect a method of distribution upon death shall be paid in a single distribution.

10.9    No Acceleration of Distributions.  Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any distribution under this Plan, except as provided by Section 409A of the Code and/or the Secretary of the United States Treasury.

Article 11.    Rights of Participants

11.1    Employment.  Nothing in this Plan or an Award Agreement shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its subsidiaries, to terminate any Participant’s employment at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment for any specified period of time.

Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company, its Affiliates, and/or its subsidiaries and, accordingly, subject to Articles 3 and 13, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its subsidiaries.

11.2    Participation.  No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

11.3    Rights as a Shareholder.  No Participant shall have any of the rights or privileges of a shareholder with respect to Shares covered by any Award until Shares shall have been issued and delivered: (a) to the Participant in the form of certificates, (b) to a brokerage or other account for the benefit of the Participant either in certificate form or via “DWAC” or similar electronic means, or (c) to a book entry or direct registration account in the name of the Participant, including a book entry account at the Company’s transfer agent during the period(s) prior to which Shares of Restricted Stock have not vested.

Article 12.    Change of Control

Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all the property or more than eighty percent (80%) of the then outstanding Shares of the Company to another corporation, this Plan shall terminate; provided, however, that notwithstanding the foregoing, the Board shall provide in writing in connection with such transaction for any one or more of the following alternatives (separately or in combinations): (i) all restrictions on outstanding Awards shall immediately lapse; (ii) for the assumption by the successor corporation of the Awards theretofore granted or the substitution by such corporation for such Awards theretofore granted of new Awards covering the stock of the successor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) for the continuance of the Plan by such successor corporation in which event the Plan and the Awards therefore granted shall continue in the manner and under the terms so provided; or (iv) for the payment in cash or stock in lieu of and in complete satisfaction of such Awards. At the discretion of the Committee, any Award Agreement may contain provisions to the effect that upon the happening of certain events, including a change in control of the Company (as defined by the Committee in such Award Agreement), any outstanding Awards subject to restrictions shall immediately become vested and all restrictions shall lapse, notwithstanding any of the other provisions of the Awards.

Article 13.    Amendment, Modification, Suspension, and Termination

13.1    Amendment, Modification, Suspension, and Termination.  Subject to Section 13.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate this Plan and any Award Agreement in whole or in part; provided, however, that, no material amendment of this Plan shall be made without shareholder approval if shareholder approval is required by law, regulation, or stock exchange rule. Furthermore, no amendment, modification, suspension or termination may impact the distribution of any Award that is deferred under Article 10 of the Plan, except as permitted by Section 409A of the Code.

13.2    Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under this Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under this Plan.

13.3    Awards Previously Granted.  Notwithstanding any other provision of this Plan to the contrary, no termination, amendment, suspension, or modification of this Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under this Plan, without the written consent of the Participant holding such Award.

Article 14.    Withholding

14.1    Tax Withholding.  The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the amount of any taxes which the Company may be required to withhold with respect to any taxable event arising from such Participant’s Awards.

14.2    Share Withholding.  Unless a different form of remittance is agreed to in writing by the Company pursuant to Section 14.1, upon the lapse of restrictions on a Participant’s Restricted Stock and Restricted Stock Units, or any other taxable event arising as a result of an Award granted hereunder, the Company shall withhold Shares having a Fair Market Value equal to the amount of the tax withholding requirements with respect to any such taxable event based on minimum statutory withholding rates for federal and state purposes, including payroll taxes.

Article 15.    Successors

All obligations of the Company under this Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 16.    General Provisions

16.1    Forfeiture Events.  The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an

Award. Such events may include, but shall not be limited to, termination of employment for cause, violation of material Company, Affiliate, and/or subsidiary policies, breach of non-competition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its subsidiaries.

16.2    Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

16.3    Severability.  In the event any provision of this Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

16.4    Requirements of Law.  The granting of Awards and the issuance of Shares under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

16.5    Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under this Plan prior to:

(a)	Obtaining any approvals from governmental agencies or national securities exchanges that the Company determines are necessary or advisable; and

(b)	Completion of any registration or other qualification of the Shares under any applicable securities, “Blue Sky” or other laws that the Company determines to be necessary or advisable.

16.6    Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.7    Investment Representations.  The Committee may require any individual receiving Shares pursuant to an Award under this Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

16.8    Uncertificated Shares.  To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

16.9    Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its subsidiaries, and/or its Affiliates may make to aid it in meeting its obligations under this Plan. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any person acquires a right to receive payments from the Company, its subsidiaries, and/or its Affiliates under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a subsidiary, or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general assets of the Company, a subsidiary, or an Affiliate, as the case may be and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in this Plan.

16.10    No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to this Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

16.11    Nonexclusivity of this Plan.  The adoption of this Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

16.12    No Constraint on Corporate Action.  Nothing in this Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or a subsidiary’s or an Affiliate’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or a subsidiary or an Affiliate to take any action which such entity deems to be necessary or appropriate.

16.13    Governing Law.  The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under this Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Delaware and Illinois, to resolve any and all issues that may arise out of or relate to this Plan or any related Award Agreement.

Unitrin

Telephone Proxy Voting Script

Final March 15, 2005

“Welcome to the telephone proxy voting system for Unitrin.

To access this voting site, you will need to enter a control number and a personal identification number (PIN). These numbers are located in the boxes on the right side of the proxy card, above the perforation. The Control number is the top number and the PIN number is below it. To begin voting, please enter the control number, followed by the pound sign. Now, please enter the PIN number, followed by the pound sign.”

If control number is validated, then:

“To vote as the Board of Directors recommends on all proposals, press 1. To vote on each proposal separately, press 2.”

If 1, then: (recap and confirmation routine)

“You have chosen to vote as the Board of Directors recommends on all proposals. To confirm your vote, press 1. To change your vote press 2.”

If 2, the process starts again from the top. If 1, then (signoff):

“If you are planning to attend the annual meeting, press 1. Otherwise, press 2.”

“Your vote has been cast. If you would like to vote another proxy card for this company, press 1. If not, you may hang up now. Thank you for your call.”

If 2 (election to vote on each proposal separately, then:

“Now we will ask you to cast your vote on the nominees for director. To vote in favor of all nominees, press 1. To withhold from all nominees, press 2. To withhold from an individual nominee, press 3.

If 1 or 2, vote recap, confirmation routine and branch to proposals.

If 3, then:

“Please enter the two-digit number that appears next to the name of the nominee you wish to withhold from, followed by the pound sign.”

1

After the pound sign, then:

“If you wish to withhold from another nominee, enter the two-digit number that appears next to that nominee’s name, followed by the pound sign, or if you have completed voting for the nominees, press star.”

After the star sign, then:

“You have just chosen to withhold from the following nominees:”

The numbers are read back, then:

“To confirm your vote, press 1. To change your vote, press 2.”

If 2, the withholding routine starts again from the top. If 1, then (branch to proposals):

“To cast your vote regarding proposal number two, press 1 to vote in favor, 2 to vote against, or 3 to abstain.”

Vote recap and confirmation routine. When confirmed, then (signoff):

“If you are planning to attend the meeting, press 1. Otherwise, press 2.”

“Your vote has been cast. If you would like to vote another proxy card for this company, press 1. If not, you may hang up now. Thank you for your call.”

#########

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[Screen No. 1]

Unitrin, Inc.	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/04/2005

Record Date: 03/14/2005

Your electronic proxy vote has the same validity as a properly executed proxy card returned by mail.

To access this voting site, you will need to enter a Control number and a personal identification number (PIN). These numbers are located in the boxes on the right side of the proxy card, above the perforation. The control number is the top number and the PIN number is below it. To begin voting, please enter the control number, followed by the PIN number. Then click on Continue.

Your Control Number:

Your PIN Number:

Continue [If clicked, will go to Screen No. 2]

[Veri Sign Logo]	Integrated Software Solutions, Inc Ellen Philip Associates, Inc. All Rights Reserved Your use of this site signifies that you Accept our Terms and Conditions of Use.

1

[Screen No. 2]

Unitrin, Inc.	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/04/2005

Record Date: 03/14/2005

Validated Control Number:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned appoints Richard C. Vie and Eric J. Draut as Proxies, each with power of substitution, to vote all shares of Unitrin, Inc. common stock of the undersigned held as of March 14, 2005, at the Annual Meeting of Shareholders of Unitrin, Inc. to be held at the Bank One Center, One Bank One Plaza 10 S. Dearborn Street (Plaza Level), Chicago, Illinois 60670, at 10:00 a.m. on May 4, 2005, and at any adjournment or postponement thereof, upon the following matters. This card also constitutes voting instructions for all shares, if any, credited to the account of the undersigned in the Unitrin 401(k) Savings Plan.

The Board of Directors Recommends a Vote FOR Proposals (1) and (2).

To vote your shares in connection with the meeting, select one of the following two choices, then click on Proceed.
❑	Vote as the Board of Directors recommends on all proposals.
❑	Vote on each proposal separately.
Proceed

Integrated Software Solutions, Inc

Ellen Philip Associates, Inc.

All Rights Reserved

Your use of this site signifies that you Accept

our Terms and Conditions of Use.

2

[Screen No. 3]

Unitrin, Inc.	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/04/2005

Record Date: 03/14/2005

Control Number:

You elected to:

Vote as the Board of Directors recommends on all proposals.
Submit
Modify Choice

Integrated Software Solutions, Inc

Ellen Philip Associates, Inc.

All Rights Reserved

Your use of this site signifies that you Accept

our Terms and Conditions of Use.

3

[Screen No. 4]

Unitrin, Inc.	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/04/2005

Record Date: 03/14/2005

Control Number:

You elected to: Vote on each proposal individually.
Indicate your choice by clicking on the appropriate box, then Submit your vote:
1. Election of Directors:
❑	Vote FOR all nominees listed below.
❑	Withhold authority to vote for all nominees listed below.
❑	Withhold authority to vote for a specific nominee or nominees, as indicated by check after name below.
Nominees:

	(1) James E. Annable	❑

	(2) Eric J. Draut	❑

	(3) Donald V. Fites	❑

	(4) Douglas G. Geoga	❑

	(5) Reuben L. Hedlund	❑

	(6) Jerrold V. Jerome	❑

	(7) William E. Johnston, Jr.	❑

	(8) Wayne Kauth	❑

	(9) Fayez S. Sarofim	❑

	(10) Donald G. Southwell	❑

	(11) Richard C. Vie	❑

	(12) Ann E. Ziegler	❑

2. Approval of the 2005 Restricted Stock and Restricted Stock Unit Plan.
❑	FOR ❑ AGAINST ❑ ABSTAIN

Submit Clear Ballot

Integrated Software Solutions, Inc

Ellen Philip Associates, Inc.

All Rights Reserved

Your use of this site signifies that you Accept

our Terms and Conditions of Use.

4

[Screen No. 5]

Unitrin, Inc.	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/04/2005

Record Date: 03/14/2005

Control Number:

Summary of Your Choices
1. Election of Directors

(1) James E. Annable

[FOR or WITHHOLD, depending on choice]

(2) Eric J. Draut

[FOR or WITHHOLD, depending on choice]

(3) Donald V. Fites

[FOR or WITHHOLD, depending on choice]

(4) Douglas G. Geoga

[FOR or WITHHOLD, depending on choice]

(5) Reuben L. Hedlund

[FOR or WITHHOLD, depending on choice]

(6) Jerrold V. Jerome

[FOR or WITHHOLD, depending on choice]

(7) William E. Johnston, Jr.

[FOR or WITHHOLD, depending on choice]

(8) Wayne Kauth

[FOR or WITHHOLD, depending on choice]

(9) Fayez S. Sarofim

[FOR or WITHHOLD, depending on choice]

(10) Donald G. Southwell

[FOR or WITHHOLD, depending on choice]

(11) Richard C. Vie

[FOR or WITHHOLD, depending on choice]

(12) Ann E. Ziegler

[FOR or WITHHOLD, depending on choice]

2) Approval of the 2005 Restricted Stock and Restricted Stock Unit Plan.
[FOR, AGAINST or ABSTAIN, depending on choice]

Submit Vote
Modify Vote

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[Screen No. 6] Unitrin, Inc. Annual Meeting Meeting Date: 05/04/2005 Record Date: 03/14/2005 Control Number: Please enter any additional applicable information:	[Unitrin, Inc. Logo]

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Send me a confirmation of my vote: Here’s my e-mail address:
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Ellen Philip Associates, Inc.

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[Screen No. 7]

Unitrin, Inc.	[Unitrin, Inc. Logo]

Annual Meeting

Meeting Date: 05/04/2005

Record Date: 03/14/2005

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Integrated Software Solutions, Inc

Ellen Philip Associates, Inc.

All Rights Reserved

Your use of this site signifies that you Accept

our Terms and Conditions of Use.

7

THANK YOU FOR VOTING!

FOLD AND DETACH HERE

UNITRIN

One East Wacker Drive

Chicago, Illinois 60601

PROXY

Annual Meeting of Shareholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Richard C. Vie and Eric J. Draut as Proxies, each with power of substitution, to vote all shares of Unitrin, Inc. common stock of the undersigned held as of March 14, 2005, at the Annual Meeting of Shareholders of Unitrin, Inc., to be held at the Bank One Center, One Bank One Plaza, 10 S. Dearborn Street (Plaza Level), Chicago, IL 60670, at 10:00 a.m. on May 4, 2005, and at any adjournment or postponement thereof, upon the following matters. This card also constitutes voting instructions for all shares, if any, credited to the account of the undersigned in the Unitrin 401 (k) Savings Plan.

The Board of Directors recommends a vote For Proposals (1) and (2).

(1) Proposal 1—Election of Directors. Nominees for director are:

(1) James E. Annable

(2) Eric J. Draut

(3) Donald V. Fites

(4) Douglas G. Geoga

(5) Reuben L. Hedlund

(6) Jerrold V. Jerome

(7) William E. Johnston, Jr.

(8) Wayne Kauth

(9) Fayez S. Sarofim

(10) Donald G. Southwell

(11) Richard C. Vie

(12) Ann E. Ziegler

Election of Directors

FOR* `

WITHHOLD AUTHORITY for all nominees `

*INSTRUCTION: To withhold authority to vote for

any individual nominee, write number(s) of

such nominee(s) below.

Proposal 2 is on the Reverse Side.

If you vote by telephone or Internet, please DO NOT mail back this proxy card.

SEE REVERSE

SIDE

UNITRIN

One East Wacker Drive

Chicago, Illinois 60601

You may submit your proxy by mail, by telephone or through the Internet.

Please use only one of the three response methods.

BY MAIL

Mark, sign and date your proxy card and return it in the enclosed envelope to: Wachovia Bank, N.A. Attn: Proxy Tabulation NC-1153 P.O. Box 563994 Charlotte, NC 28256-9912

Or

BY TELEPHONE

(Available only until 3:00 pm EDST on May 3, 2005)

Call toll free 1-866-361-3806 on any touch-tone telephone to authorize the voting of your shares. You may call 24 hours a day, 7 days a week. You will be prompted to follow simple instructions.

Or

THROUGH THE INTERNET

(Available only until 3:00 pm

EDST on May 3, 2005)

Access the website at https://www.proxyvotenow.com/unt

to authorize the voting of your

shares. You may access the site 24

hours a day, 7 days a week. You

will be prompted to follow simple

instructions.

FOLD AND DETACH HERE

☒ Please mark your votes as in this example.

This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals (1) and (2).

2. Approval of the 2005 Restricted Stock and Restricted Stock Unit Plan.

FOR `

AGAINST `

ABSTAIN `

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name(s) appear hereon. All joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign the full corporate name by an authorized officer. If a partnership, sign in partnership name by authorized person.

SIGNATURE(S)

DATE

` Please check this box if you plan to attend this meeting.